 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

APPLIED OPTOELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT —
SUBJECT TO COMPLETION, DATED FEBRUARY 28, 2025
[       ], 2025
Dear Stockholder:
You are cordially invited to attend a special meeting (including any adjournment or postponement thereof, the “Special Meeting”) of the stockholders of Applied Optoelectronics, Inc. (the “Company”), on [       ], 2025, at [   ] a.m. Central Time. We plan to hold the meeting at our principal office located at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478.
The items of business are listed in the following Notice of Special Meeting of Stockholders and are more fully addressed in the Proxy Statement. At this meeting, you are being asked to consider and vote on: (i) a proposal to approve an amendment to the Company’s Amended and Restated 2021 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan by 2,000,000 shares and to increase certain annual limits on the value of awards that may be granted under the plan (“Proposal No. 1”); and (ii) a proposal to approve the adjournment of the Special Meeting if there are insufficient votes at the Special Meeting to approve Proposal No. 1.
Please read the Proxy Statement, which presents important information about the Company and each of the items being presented for stockholder vote. Whether or not you intend to be present in person at the meeting, your vote is very important. Please submit your proxy or vote promptly by telephone or internet or by marking, signing and returning your proxy card (if you have received one), so that your shares will be represented at the meeting. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a bank, brokerage firm or other nominee, please follow the instructions you receive from your bank, brokerage firm or other nominee to vote your shares.
We hope that you will be able to attend the meeting in person. We look forward to seeing you there.
Sincerely yours,
Chih-Hsiang (Thompson) Lin
Chairman and Chief Executive Officer

PRELIMINARY PROXY STATEMENT —
SUBJECT TO COMPLETION, DATED FEBRUARY 28, 2025
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On [      ], 2025
A special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of Applied Optoelectronics, Inc., a Delaware corporation (the “Company”), will be held on [      ], 2025, at [ ] a.m. Central Time, at our principal offices at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, for the following purposes:
1.   To approve an amendment to the Company’s Amended and Restated 2021 Equity Incentive Plan (the “Amended and Restated 2021 Plan”) to increase the number of shares of common stock reserved for issuance under the plan by 2,000,000 shares and to increase certain annual limits on the value of awards that may be granted under the plan, which we refer to as Proposal No. 1; and
2.   To approve the adjournment of the Special Meeting if there are insufficient votes at the Special Meeting to approve Proposal No. 1, which we refer to as Proposal No. 2.
Our Board of Directors recommends a vote FOR Proposals No. 1 and 2. Stockholders of record at the close of business on [      ], 2025 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. For ten days prior to the Special Meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices.
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are mailing this proxy statement (the “Proxy Statement”) and related materials to our stockholders commencing on or about [       ], 2025. We are also making the proxy materials available to stockholders electronically via the internet at www.proxyvote.com. Please review the accompanying Proxy Statement and proxy card for instructions on how to access these proxy materials online. We are constantly focused on improving the ways people connect with information and believe that providing additional access to our proxy materials over the internet will increase the ease and ability of our stockholders to connect with the information they need for the Special Meeting.
Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible. If you are a stockholder of record, you may vote your shares over the Internet at www.proxyvote.com, telephonically by dialing 1-800-690-6903 or if you requested to receive printed proxy materials, via your enclosed proxy card. If the shares you own are held in “street name” by a bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will provide a voting instruction form, or, if requested, a printed set of proxy materials together with a voting instruction form, which you may use to direct how your shares will be voted.
You are cordially invited to join us at the Special Meeting. However, to ensure your representation, we request that you submit your proxy and vote at your earliest convenience, whether or not you plan to attend the Special Meeting. You may revoke your proxy at any time prior to the Special Meeting by following the instructions in the accompanying Proxy Statement or by attending the Special Meeting and voting in person. We look forward to seeing you at the Special Meeting.
By order of the Board of Directors,
David Kuo
Chief Legal and Compliance Officer and Corporate Secretary
[       ], 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [      ], 2025: The Notice of Special Meeting of Stockholders and Proxy Statement are available at www.proxyvote.com.
Attending the Special Meeting
The Special Meeting will be held at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478.
•
Doors open at [   ] a.m. Central Time.

•
Meeting starts at [   ] a.m. Central Time.

•
Attendance at the Special Meeting is limited to our stockholders, their proxyholders and guests of the Company. Proof of Company stock ownership and photo identification is required to attend the Special Meeting.

•
The use of cameras or other audio or video recording devices is not allowed.

Questions
For Questions Regarding:	Contact:
Special Meeting	Applied Optoelectronics, Inc. Investor Relations at IR@ao-inc.com Alliance Advisors at AAOI@allianceadvisors.com Toll-free: (833) 215-7318
Stock ownership for registered holders submit your proxy	Continental Stock Transfer & Trust Company at (800) 509-5586 (within the U.S. and Canada) or (212) 509-4000 (worldwide) or at cstmail@continentalstock.com
Stock ownership or voting for beneficial holders	Please contact your bank, broker or other nominee
Voting for registered holders	Applied Optoelectronics, Inc. Investor Relations at IR@ao-inc.com

Applied Optoelectronics, Inc.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical or current facts, including statements regarding our goals, initiatives, commitments, business strategy and plans, executive compensation program, and anticipated share reserve, are forward-looking statements. In some cases, you can identify forward-looking statement by terms such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “is likely,” “may,” “new,” “objectives,” “optimistic,” “permit,” “plan,” “potential,” “predicts,” “project,” “seek,” “should,” “strategy,” “target,” “think,” “will,” “would” and similar expressions intended to identify forward-looking statements. These forward-looking statements are inherently uncertain and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, the risk factors contained in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC and subsequent SEC filings. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. Unless required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information or future events or developments.

APPLIED OPTOELECTRONICS, INC.
13139 Jess Pirtle Blvd., Sugar Land, TX 77478
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [       ], 2025
The Board of Directors (the “Board”) of Applied Optoelectronics, Inc. (the “Company”) is soliciting your proxy for a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”), to be held on [     ], 2025, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and related materials are first being mailed to stockholders beginning on or about [     ], 2025. References in this Proxy Statement to the “Company,” “we,” “our,” “us,” “AOI” and “Applied Optoelectronics” are to Applied Optoelectronics, Inc. and its consolidated subsidiaries, and references to the “Special Meeting” are to this Special Meeting of Stockholders, including any adjournments or postponements thereof.
THE SPECIAL MEETING
Record Date
Only stockholders of record of common stock at the close of business on [     ], 2025 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, there were approximately [    ] shares of our common stock outstanding and entitled to vote at the Special Meeting.
Quorum
A majority of the shares of common stock entitled to vote as of the close of business on the Record Date, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your bank, broker or other nominee) or if you vote in person at the meeting. In addition, shares present in person, but not voting; shares for which we receive signed proxies, but for which holders have abstained from voting; and shares represented by proxies for which voting instructions were provided and returned by a bank, broker or other nominee holding shares will each be counted as present for purposes of determining the presence of a quorum. Since both of the proposals at the Special Meeting are considered “non-routine” matters and broker non-votes (as discussed below under “Effect of Abstentions and Broker Non-Votes”) can only be counted for quorum purposes if there are “routine” matters, broker non-votes will not be considered present for the purposes of establishing quorum for the Special Meeting.
Vote Required to Adopt Proposals
Each share of our common stock outstanding as of the close of business on the Record Date is entitled to one vote on each proposal.
Proposal No. 1 — Approval of the Amended and Restated 2021 Equity Incentive Plan.   Approval of Proposal No. 1 requires the affirmative vote of a majority of the votes properly cast on the proposal at the Special Meeting, where a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the proposal.
Proposal No. 2 — Approval of the Adjournment of the Special Meeting.   Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes properly cast on the proposal at the Special Meeting, where a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the proposal.
Effect of Abstentions and Broker Non-Votes
With respect to both proposals, shares will not be voted in favor of the matter if they either (1) abstain from voting on a particular matter or (2) are “broker non-votes.” If your shares are held in an account at a bank, brokerage firm or other nominee, that bank, brokerage firm or other nominee will not be permitted to vote your shares of common stock with respect to Proposals No. 1 and 2 unless you provide instructions as to how your shares should be voted. If you do not provide any instructions to your bank, brokerage firm or other nominee, this is a “broker non-vote.” The effect of a broker non-vote is that your shares will not be voted in favor of the proposals, and your shares will not count towards a quorum. If you provide voting instructions with respect to Proposal No. 1, your shares will be voted on Proposal No. 1 in accordance with your voting instructions and will be considered present for purposes of establishing quorum at the Special Meeting. Similarly, if you provide voting instructions with respect to Proposal No. 2, your shares will be voted on Proposal No. 2 in accordance with your voting instructions and will be considered present for purposes of establishing quorum at the Special Meeting. However, if you do not provide voting instructions on either Proposal No. 1 or Proposal No. 2, your shares will not be voted on either proposal and will not be considered present for purposes of establishing quorum at the Special Meeting. Your bank, broker or other nominee will vote your shares of common stock on any, or both, of Proposals No. 1 and 2 only if you provide instructions on how to vote on each proposal by following the instructions they provide to you. We encourage you to submit your proxy or voting instructions promptly, even if you plan to attend the Special Meeting.
Voting Instructions
If you vote timely by telephone or Internet or by marking, signing and returning your proxy card (if you have received one) or otherwise appropriately complete and submit your voting instructions (if your shares are held in “street name” by a bank, brokerage firm or other nominee), the persons named as proxies will follow your voting instructions. If no choice is indicated on the proxy card, but the proxy card is signed, the shares will be voted as the Board recommends on each proposal. Many banks, brokerage firms and other nominees have a process for their beneficial owners to provide instructions via telephone or the Internet. The voting form that you receive from your bank, broker or other nominee will contain instructions for voting.
Depending on how you hold your shares, you may vote in one of the following ways:
Stockholders of Record:   You may vote by proxy or over the Internet or by telephone. Please follow the instructions provided on the proxy card (if you received one), or available at proxyvote.com. You may also vote by signing and returning your proxy card, if you received one, in the prepaid envelope, or by attending the Special Meeting and voting in person.
Beneficial Stockholders:   Your bank, broker or other nominee will provide you with a voting instruction card for you to use to instruct them on how to vote your shares. Check the instructions provided by your bank, broker or other holder of record to see which options are available to you. Since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your bank, broker or other nominee.
Votes submitted by telephone or via the Internet must be received by 11:59 p.m. Eastern Time on [   ], 2025. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Special Meeting in person.
If you are a stockholder of record, you may revoke your proxy and/or change your vote at any time before the polls close at the Special Meeting by returning a later-dated proxy card, by voting again by Internet or telephone as more fully detailed on your proxy card, by delivering written instructions to the Corporate Secretary at our principal executive offices before the Special Meeting, or by voting again at the Special Meeting. Attendance at the Special Meeting will not in and of itself cause your previously voted proxy to be revoked unless you specifically so request or vote again at the Special Meeting. If your shares are held in an account at a bank, brokerage firm or other nominee, you may change your vote by submitting new voting instructions to your bank, brokerage firm or other nominee or if you have obtained a legal proxy from your bank, brokerage firm or other nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person.
Electronic Availability of Proxy Statement
As permitted by SEC rules, we are making this Proxy Statement available to stockholders electronically via the Internet at www.proxyvote.com. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the internet increases the ease and ability of our stockholders to connect with the information they need while reducing the environmental impact of our Special Meeting.
Solicitation of Proxies
We will bear the cost of soliciting proxies. We have engaged Alliance Advisors, LLC (“Alliance Advisors”) to assist in the solicitation of proxies for the Special Meeting and have agreed to pay Alliance Advisors a fee of $17,000. We will also reimburse Alliance Advisors for reasonable and customary out-of-pocket expenses. In addition, we will request banks, brokers and other nominees holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable, out-of-pocket costs for forwarding proxy and solicitation material to the beneficial owners of common stock. We may use the services of our officers, directors and employees to solicit proxies, personally or by telephone, without additional compensation.
Voting Results
We will announce preliminary voting results at the Special Meeting. We will report final results on a Current Report on Form 8-K to be filed with the SEC within 4 business days after the Special Meeting.
Management Succession Planning
A primary responsibility of the Board is planning for CEO succession and overseeing identification and development of other members of the senior leadership team. The Board and the compensation committee work with the CEO to plan for succession. For the CEO, the succession plan covers identification of internal candidates, and professional and leadership development plans for internal candidates. The Board from time to time reviews the CEO succession plan. The criteria used to assess potential CEO candidates are formulated based on the Company’s business strategies, and include strategic vision, leadership, and operational execution. The Board maintains an emergency succession contingency plan that is reviewed on an annual basis by the Board and compensation committee. The plan identifies roles and responsibilities of individuals who would act if an unforeseen event prevented the CEO from continuing to serve. The Board may review development and succession planning more frequently as it deems necessary or desirable.

PROPOSAL NO. 1
APPROVAL OF THE AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
The Board, upon the recommendation of the compensation committee, has adopted, and is asking our stockholders to approve, the Company’s Amended and Restated 2021 Plan, which has been amended and restated to increase the number of shares available for issuance under the Amended and Restated 2021 Plan by 2,000,000 shares and to increase certain annual limits on the value of awards that may be granted under the Amended and Restated 2021 Plan. The Amended and Restated 2021 Plan will only become effective if approved by stockholders at the Special Meeting.
Overview
The Amended and Restated 2021 Plan was initially adopted by the Board and approved by stockholders in 2021 and has been amended by stockholder vote in 2022 and 2023 to increase the number of shares available for issuance under the Amended and Restated 2021 Plan. The number of shares currently reserved for issuance under the Amended and Restated 2021 Plan is 8,147,762 shares. As of February 24, 2025, we had 130,661 shares remaining available for grants of new awards under the Amended and Restated 2021 Plan.
If stockholders approve this proposal, the Amended and Restated 2021 Plan will become effective as of the date of stockholder approval. If stockholders do not approve this proposal, the Amended and Restated 2021 Plan with the increase in the number of available shares thereunder and the increase in certain annual limits on the value of awards that may be granted thereunder will not take effect and the 2021 Plan will continue to be administered in its current form until its expiration on June 3, 2031 (or until such time as the shares available for issuance thereunder have been depleted, whichever occurs first).
If the Amended and Restated 2021 Plan share reserve is depleted, we will be unable to maintain our current equity grant practices and, therefore, we will be at a significant competitive disadvantage in attracting, motivating and retaining talented individuals who contribute to our success. We will also be compelled to replace equity incentive awards with cash awards, which may not align the interests of our executives and employees with those of our stockholders as effectively as equity incentive awards and may not allow us to remain competitive in the marketplace for executive talent and for other key individuals.
Information Regarding Overhang, Burn Rate, and Dilution
Our Board and compensation committee considered a number of factors in determining the number of additional shares to reserve for issuance under the Amended and Restated 2021 Plan, including stockholder feedback, the costs of the Amended and Restated 2021 Plan, the number of shares remaining under the Amended and Restated 2021 Plan, our estimate of the number of shares needed for future awards, our overhang, our burn rate and our potential dilution. The Board continuously strives to balance these considerations with our need to compete for talent using practices that are prevalent in the market, including providing appropriate levels of long-term equity incentive compensation.
We believe that the number of shares being requested for issuance under the Amended and Restated 2021 Plan will last approximately one to two years. We anticipate making future requests for additional increases in the share reserve periodically (and ahead of potential share reserve depletion) so that we can continue to enable our stockholders to have an opportunity to participate in the decision-making and allow them to routinely evaluate the Amended and Restated 2021 Plan’s continued effectiveness. The duration of the share reserve is based on several assumptions, including that our grant practices under the Amended and Restated 2021 Plan will be consistent with our historical practices and usage, and is dependent on a number of other factors that are difficult to predict or beyond our control, such as changes in business conditions, our compensation programs and our stock price, that could alter this projection and our expectations.

Overhang
The following table sets forth certain information about the Amended and Restated 2021 Plan as of February 24, 2025:
Number of new shares proposed to be authorized under the Amended and Restated 2021 Plan	2,000,000
Number of shares available for future awards under the Amended and Restated 2021 Plan	130,661
Number of shares subject to outstanding awards of time-vesting restricted stock units under the Amended and Restated 2021 Plan	1,760,995
Number of shares subject to outstanding awards of performance-vesting restricted stock units (assuming target performance)	1,447,284
Total number of new shares available for future awards if this proposal is approved	2,130,661
Burn Rate
We calculate gross burn rate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding at year-end. Set forth below is a table that reflects our gross burn rate for the 2024, 2023 and 2022 calendar years, as well as an average over those years. We have significantly reduced our burn rate from 9.29% in 2023 to 2.21% in 2024.
Calendar year	PSUs/RSUs granted	Basic weighted shares of common stock outstanding	Gross burn rate
2024	918,000	41,538,551	2.21%
2023	2,966,000	31,944,259	9.29%
2022	1,977,000	27,846,387	7.10%
Three-year average			6.20%
Our three-year burn rate was negatively affected by declines in our stock price and, as we have seen recent increases in our stock price — and if these recent increases hold — we anticipate a corresponding improvement in our burn rate. We have carefully managed our burn rate to limit the dilutive impact to our stockholders of equity compensation, and we will continue to do so.
In addition to gross burn rate, the compensation committee considered our annual net burn rate from the Company’s equity incentive plans in approving the amendment to the Amended and Restated 2021 Plan. The Company measures annual dilution as the total number of shares subject to equity awards granted during the year less cancellations and other shares returned to the reserve, divided by total common shares outstanding at the end of the year. The Company’s annual dilution (or annual net burn rate) under the Amended and Restated 2021 Plan for 2024 was 1.79%.
Dilution
If the amendment to the Amended and Restated 2021 Plan is approved, the Company’s total potential dilution from the shares available for issuance under its equity incentive plans would increase from 7.65% as of December 31, 2024 to 10.97%. Total potential dilution is calculated as the total of (a) the number of shares available for future grants under the Company’s equity incentive plans plus the number of shares underlying any outstanding awards at target, divided by (b) the total number of shares outstanding.
We recognize the dilutive impact of our equity compensation programs on our stockholders and continuously aim to balance this concern with competitive compensation practices, the need to attract and retain talent, and the long-term alignment of the interests of our employees with those of stockholders. The compensation committee has considered this potential dilution level in the context of competitive data from its peer group, and believes that the resulting dilution levels would be within industry standard ranges for companies within the fiber-optic networking industry.

Why Stockholders Should Vote to Approve the Amended and Restated 2021 Plan
The following is a list of some of the primary factors to be considered by stockholders in connection with approving the Amended and Restated 2021 Plan:
Governance Best Practices
The Amended and Restated 2021 Plan continues to incorporate the following corporate governance best practices that align our equity compensation program with the interests of our stockholders:
•
No evergreen provision.   The Amended and Restated 2021 Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be increased automatically without stockholder approval.

•
Clawback of awards.   Awards granted under the Amended and Restated 2021 Plan are subject to recoupment under our Incentive Compensation Recovery Policy, which is described further on page 25, as well as any other recoupment arrangements or policies in effect at the time of grant.

•
No liberal definition of “change in control”.   No change in control would be triggered by stockholder approval of a business combination transaction, the announcement or commencement of a tender offer or any board assessment that a change in control may be imminent.

•
No discounted stock options or stock appreciation rights.   The Amended and Restated 2021 Plan requires that stock options and stock appreciation rights have an exercise price at or above the fair market value per share on the date of grant.

•
Prohibition on repricing.   Repricing of stock options and stock appreciation rights without stockholder approval is prohibited under the Amended and Restated 2021 Plan.

•
No tax gross-ups.   No participant is entitled under the Amended and Restated 2021 Plan to any tax gross-up payments for any excise tax pursuant to Section 280G or 4999 of the Code that may be incurred in connection with awards under the Amended and Restated 2021 Plan.

•
No liberal share recycling.   Shares subject to an award will not be available for reuse if such shares are delivered or withheld to satisfy any tax withholding obligation, or not issued upon the settlement of an award or exercise of a stock option.

•
No dividends on unearned awards.   The Amended and Restated 2021 Plan provides that dividends will be subject to the same vesting and forfeiture conditions as the equity awards to which the dividends relate.

•
Limit on non-employee director compensation.   The Amended and Restated 2021 Plan limits the maximum compensation, including cash and equity, that may be paid to any individual for service as an outside director.

•
No single trigger “change in control” vesting.   Grants will not vest automatically upon a change in control, but rather will vest only on the occurrence of a change in control that is accompanied by certain qualifying terminations of an individual’s employment.

•
No increase in shares available without stockholder approval.   The Amended and Restated 2021 Plan prohibits any amendment that operates to increase the total number of shares that may be issued under the plan (other than customary adjustments in connection with certain corporate reorganizations or other events).

In addition, no amendments can be made without stockholder approval if any such amendment would require stockholder approval pursuant to applicable law or the applicable rules of the national securities exchange on which the Company’s shares are principally listed.
The Size of Our Share Reserve Request Is Reasonable
If Proposal No. 1 is approved, we will have 2,130,661 shares available for grant. We currently anticipate that this reserve will be a sufficient amount of equity for attracting, motivating and retaining employees, directors and consultants for approximately one to two years.

Equity Compensation is a Critical Component of our Compensation Program
Enables Us to Compete in the Market for Talent.   There is significant competition for experienced individuals with the skills and credentials necessary to execute our strategy and advance our business. Our success depends on such key employees. To compete in a competitive market for talent within the fiber-optic networking industry, we believe that it is important to offer competitive compensation packages that include equity and cash components. Our internet data center market business is experiencing substantial growth as hyperscale data center operators build and upgrade their infrastructure to support artificial intelligence (“AI”) applications which are compute and bandwidth intensive. As a result of these trends, fiber-optic networking technology is becoming essential in all four of our target markets, as it is often the only economical way to deliver the desired bandwidth. Equity compensation is an important part of our employment value proposition as we try to attract, retain and reward our high-performing employees and as we compete with many technology companies for a limited pool of talent during the rapid adoption of AI.
Incentivizes, Retains and Motivates Talent.   It is critical to our success that we incentivize, retain and motivate the best talent amidst a competitive labor market. Our equity-based compensation program has always been and will continue to be a key component in our ability to pay market-competitive compensation to our employees. We generally grant equity awards to key employees upon hire and on an annual basis thereafter, subject to satisfactory performance. Equity incentives link long-term performance and payouts through the value of our shares. These valuable aspects of equity compensation have made it a key element of our compensation strategy, and thus we grant equity compensation to multiple levels of our organization to provide opportunities to participate in ownership of the Company.
Aligns with Our Pay-for-Performance Compensation Philosophy.   We believe that equity-based compensation is fundamentally performance-based. As the value of our stock appreciates, our employees receive greater compensation at the same time that our stockholders are receiving a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would receive lower compensation pursuant to their awards.
Aligns Employee and Director Interests with Stockholder Interests.   Providing our employees and non-employee directors with compensation in the form of equity incentives directly aligns the interests of those employees and non-employee directors with the interests of our stockholders. If the proposed amendment to the Amended and Restated 2021 Plan is approved by stockholders, we will be able to continue granting equity-based incentives that foster this alignment between our employees and non-employee directors and our stockholders. We believe that employees with a stake in the future success of our business are highly motivated to achieve long-term growth and are well-aligned with the interests of our other stockholders to increase stockholder value.
Avoids Significant Cash Expenditures That Could Impact the Business.   As noted above, the ability to award long-term incentives that align employees with stockholders is a critical tool to attract and retain key talent. The absence of an available equity pool requires the Company to grant cash-based long-term incentives, which can be significantly more volatile with respect to the expense and utilize our cash reserves. Additionally, a limited available equity pool may lead to reassessment of our current hiring practices and scaling back our current employee equity award granting practices, which in turn could lead to less growth and increased employee turnover. The Company strongly prefers to grant long-term incentives in equity to mitigate these concerns.
Shares Available for Future Awards
As of February 24, 2025, we had 130,661 shares remaining available for grants of new awards under the Amended and Restated 2021 Plan.
As of February 24, 2025, 49,651,482 shares of our common stock were outstanding. On February 27, 2025, the closing price of our common stock on Nasdaq was $24.04.
Summary of the Amended and Restated 2021 Plan
The principal features of the Amended and Restated 2021 Plan are summarized below. This summary does not contain all the information about the Amended and Restated 2021 Plan and does not purport to be a complete description. A copy of the complete text of the Amended and Restated 2021 Plan is attached to this Proxy Statement as Appendix A, and the following description is qualified in its entirety by reference to Appendix A.
Purpose.   The purpose of the Amended and Restated 2021 Plan is to attract, retain and motivate our employees, officers, directors and other individuals providing services to the Company and its affiliates by providing them the opportunity to acquire an equity interest in the Company and to align their interests and efforts with the long-term interests of the Company’s stockholders.
Administration.   The Board or the compensation committee is authorized to administer the Amended and Restated 2021 Plan. The Board or the compensation committee may delegate concurrent administration of the Amended and Restated 2021 Plan to other committees consisting of one or more members of our Board or to one or more officers in accordance with the Amended and Restated 2021 Plan’s terms and any conditions established by our Board or compensation committee. The administrator is authorized to select the individuals to be granted awards and, subject to the terms of the Amended and Restated 2021 Plan, to determine the types of awards to be granted, the number of shares subject to awards and the other terms, conditions and provisions of such awards. References to the administrator below are, as applicable, to our Board, the compensation committee, or any other committee or officers to whom authority to administer the Amended and Restated 2021 Plan is delegated.
Eligibility.   Awards may be granted under the Amended and Restated 2021 Plan to our employees, officers, directors and independent contractors providing services to the Company or our affiliates. As of January 31, 2025, we had approximately 2,791 employees, including five executive officers, and six non-employee directors, all of whom are eligible to participate in the Amended and Restated 2021 Plan. However, consistent with our prior practice, we do not intend to make grants to all such individuals.
Share Reserve.   The Amended and Restated 2021 Plan authorizes the issuance of up to 8,147,762 shares of common stock. This includes up to 1,613,762 shares subject to outstanding awards under the Company’s 2013 Equity Incentive Plan (the “2013 Plan”) that was replaced by the Amended and Restated 2021 Plan, to the extent such shares cease to be subject to such awards (other than by reason of exercise or settlement of the awards in vested or nonforfeitable shares); as of February 24, 2025, a total of 408 shares were subject to outstanding awards under the 2013 Plan (including the target number of shares that could be issued pursuant to outstanding performance-vesting restricted stock units granted under the 2013 Plan). To the extent shares are issued upon exercise or settlement of outstanding awards under the 2013 Plan, those shares will not become available again for grant under the Amended and Restated 2021 Plan.
The following shares will be available again for issuance under the Amended and Restated 2021 Plan:
•
shares subject to awards granted under the Amended and Restated 2021 Plan that lapse, expire, terminate or are forfeited or canceled prior to the issuance of the underlying shares, that are settled in cash in lieu of shares or that are subsequently forfeited to or repurchased by the Company at their original exercise or purchase price; and

•
shares subject to an award that is settled in cash or in another manner where some or all of the shares covered by the award are not issued.

The following shares will not be available again for issuance under the Amended and Restated 2021 Plan:
•
shares tendered to or withheld by the Company to pay the exercise or purchase price of an Award or to satisfy any tax withholding obligation in connection with the exercise or settlement of an Award granted under the Amended and Restated 2021 Plan or the 2013 Plan;

•
vested shares that have been issued under an Award and subsequently forfeited or reacquired by the Company; or

•
any shares of common stock repurchased by the Company on the open market with the proceeds of the exercise or purchase price of an Award.

Adjustments.   If any change to our common stock occurs by reason of a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure that constitutes an equity restructuring transaction under applicable financial accounting rules and that results in the outstanding shares of common stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or new, different or additional securities of the Company or any other company being received by the holders of shares of common stock, the administrator will make proportional adjustments as it, in its sole discretion, deems appropriate, to the maximum number and kind of securities (a) available for issuance under the Amended and Restated 2021 Plan, (b) issuable as incentive stock options, (c) issuable pursuant to the annual per-person limitations on awards and (d) subject to any outstanding award, including the per share price of such securities.
Types of Awards.   The Amended and Restated 2021 Plan authorizes the grant of the following types of awards:
•
Restricted Stock, Restricted Stock Units and Other Stock Based Awards.   The administrator may grant awards of shares of stock, or awards denominated in units of stock. These awards may be made subject to repurchase or forfeiture restrictions at the administrator’s discretion. The restrictions may be based on continuous employment or service for a prescribed time period or the achievement of specified performance criteria, as determined by the administrator. RSUs represent an unfunded, unsecured right to receive the value of one share of common stock for each unit subject to the award in cash, common stock or other securities on the date of vesting or settlement.

•
Performance Based Awards.   The administrator may grant awards subject to performance-based conditions. Performance awards may be payable in stock, cash or other property, or a combination, upon the attainment of performance criteria and other terms and conditions as established by the administrator.

•
Stock Options and Stock Appreciation Rights (“SARs”).   The administrator may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. Upon exercise, SARs are the right to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted. Stock options and SARs are subject to the vesting terms prescribed by the administrator. The exercise price of stock options or SARs granted under the Amended and Restated 2021 Plan must be at least equal to 100% of the fair market value of the underlying stock on the grant date, except in the case of options assumed or substituted for in acquisition transactions. Unless the administrator determines otherwise, fair market value means, as of a given date, the closing price of our stock. Stock options and SARs have a maximum term of 10 years from the grant date, subject to potential earlier termination following a participant’s termination of employment or service relationship with us.

•
Other Stock or Cash-Based Awards.   The administrator may grant other incentives payable in cash or in shares, subject to any other terms and conditions determined by the administrator and the Amended and Restated 2021 Plan.

Performance Criteria.   Any awards granted under the Amended and Restated 2021 Plan may be subject to the achievement of performance objectives determined based on Company-wide, divisional, business unit or individual basis and may include performance objectives measuring achievement in: earnings (including earnings per share or net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; environmental or climate impact; social good impact; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the administrator. Performance goals may be established on an absolute basis or relative to the performance of other companies.
Limited Transferability.   Awards generally may not be transferred, except by will or the laws of descent and distribution, unless the instrument evidencing the award permits the participant to designate one or more beneficiaries or the administrator otherwise approves a transfer.
Limitations on Awards to Participants.   Under the Amended and Restated 2021 Plan, no participant (excluding non-employee directors) may be granted (a) stock-settled awards with an aggregate grant date fair value (as calculated for the Company’s financial reporting purposes, but assuming for awards with performance-based conditions that the number of shares is the target number of shares and applying the valuation calculation as if such awards vest based on the Company’s standard time-based vesting schedule) of greater than $10,000,000 or (b) cash-settled Awards with an aggregate grant date fair value (as calculated for the Company’s financial reporting purposes) of greater than $10,000,000, in each case, increased to $12,000,000 in the calendar year in which the Participant first becomes an employee or independent contractor of the Company or a related company.
Limitations on Awards to Non-Employee Directors.   Notwithstanding any provision in the Amended and Restated 2021 Plan to the contrary, the aggregate amount of all compensation granted during any calendar year to any member of the Board who is not an employee of the Company (“Outside Director”), including any awards (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or meeting fee paid or provided for service on the Board or any committee thereof, or any award granted in lieu of any such cash retainer or meeting fee, shall not exceed $750,000, with the value increased to $1,000,000 for any Outside Director that joins the Company during the fiscal year.
Prohibition on Repricing Stock Options and SARs.   The Amended and Restated 2021 Plan provides that the Board or administrator will not have the right, without stockholder approval, to engage in a transaction that is commonly referred to as a “repricing” of outstanding stock options or SARs, including (a) reducing the exercise price of outstanding stock options or SARs with an exercise price greater than the then-current fair market value of the common stock (an “underwater award”), (b) cancelling an underwater award and granting in substitution an award with a lower exercise price, cash, and/or other consideration determined, or (c) take any other action that is treated as a “repricing” under generally accepted accounting principles.
Change of Control or Liquidation.   Under the Amended and Restated 2021 Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement between a participant and us, upon the closing or consummation of the change of control:
•
Upon a change of control that qualifies as a company transaction in which outstanding awards could be converted, assumed, substituted for or replaced by a successor company, outstanding awards that vest based on continued employment or service will become vested and exercisable or payable, all applicable restrictions or forfeiture provisions will lapse, and such awards will terminate at the effective time of the change of control, only if and to the extent the awards are not converted, assumed, substituted for or replaced by a successor company.

•
In the event of a change of control that does not qualify as a company transaction or if outstanding time-based awards are not converted, assumed, substituted for or replaced by a successor company in a company transaction, the awards will become fully and immediately vested and exercisable or payable, and all applicable restrictions or forfeiture provisions, will lapse immediately prior to the change of control and the awards will terminate at the effective time of the change of control.

•
All outstanding performance-based awards for which the payout level has been determined will be paid in accordance with the payout schedule for the award. All outstanding performance-based awards for which the payout level has not been determined will be prorated based on actual results measured against the performance goals as of the effective date of the change of control and will be paid in accordance with the payout schedule for the award. With respect to a change of control that is a company transaction in which the awards could be converted, assumed, substituted for or replaced by the successor company, such awards will terminate at the effective time of the change of control if and to the extent the awards are not converted, assumed, substituted for or replaced by the successor company.
•
In the event of a company transaction, the administrator, in its discretion, may provide that a participant’s outstanding awards will be cashed out, net of any purchase or exercise prices applicable to such awards.

The Amended and Restated 2021 Plan generally defines “change of control” as the occurrence of any of the following events:
•
an acquisition of 50% or more of the combined voting power of our outstanding voting securities other than by virtue of a merger, consolidation or similar transaction; or

•
a “corporate transaction”.

The Amended and Restated 2021 Plan generally defines a “corporate transaction” as the occurrence of any of the following events:
•
a merger, consolidation or similar transaction directly or indirectly involving the Company and, immediately after the consummation of such transaction, the stockholders of the Company immediately prior to the transaction do not own, directly or indirectly, either outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction, or more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

•
a sale in one transaction or a series of transactions undertaken with a common purpose of more than 50% of the Company’s outstanding voting securities; or

•
a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to a person or entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale or other disposition.

If we dissolve or liquidate, unless the administrator determines otherwise, outstanding awards will terminate immediately prior to such dissolution or liquidation.
Amendment and Termination.   Our Board or the compensation committee is permitted to amend the Amended and Restated 2021 Plan or any outstanding award under the Amended and Restated 2021 Plan, except that only our Board is permitted to amend the Amended and Restated 2021 Plan if stockholder approval of the amendment is required by applicable law, regulation or stock exchange rule. Amendment of an outstanding award generally may not materially adversely affect a participant’s rights under the award without the participant’s written consent, subject to certain limited exceptions set forth in the Amended and Restated 2021 Plan. In addition, the Board will have broad authority to amend the Amended and Restated 2021 Plan or any outstanding award without the consent of a participant to the extent the Board deems necessary or advisable to (a) comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules and other applicable law, rules and regulations, (b) to ensure that an award is not subject to certain additional taxes, interest or penalties or (c) correct clerical or typographical errors.
Our Board or the compensation committee may suspend or terminate all or any portion of the Amended and Restated 2021 Plan at any time, but in such event, outstanding awards will remain outstanding in accordance with their existing terms and conditions. The Amended and Restated 2021 Plan will expire 10 years after the date the Amended and Restated 2021 Plan was originally approved by the Board.

New Plan Benefits
All awards to be made to employees, officers and consultants under the Amended and Restated 2021 Plan are made at the discretion of the administrator. Therefore, the future benefits and amounts that will be received or allocated to such individuals under the Amended and Restated 2021 Plan generally are not determinable at this time. Please refer to the description of equity awards made to our NEOs in the last fiscal year described in the “2024 Grants of Plan-Based Awards” table and to our 6 non-employee directors as described above under “2024 Director Compensation.”
Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the Amended and Restated 2021 Plan generally applicable to us and to participants in the Amended and Restated 2021 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.
Stock Options.
Nonqualified Stock Options.   A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the stock on the grant date and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.
Incentive Stock Options.   A participant generally will not recognize taxable income upon the grant or vesting of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.
With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price.
Stock Appreciation Rights.   A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of the stock on the grant date and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the SAR exercise price.
Unrestricted Stock Awards.   Upon receipt of a stock award that is not subject to forfeiture, vesting or other similar restrictions, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares. When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid by the participant with respect to the shares plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.
Restricted Stock Awards, Stock Units, Performance Shares and Performance Units.   A participant generally will not have taxable income upon the grant of restricted stock, stock units, performance shares or performance units. Instead, the participant generally will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant if the participant makes a timely and proper Section 83(b) election for the award.
Tax Consequences to the Company.   In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code. Code Section 162(m) generally denies a tax deduction to any publicly held corporation for compensation paid to certain “covered employees” to the extent that such compensation paid in a taxable year to a covered employee exceeds $1 million.
Code Section 409A.   We intend that awards granted under the Amended and Restated 2021 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.
Tax Withholding.   We are authorized to deduct or withhold from any award granted or payment due under the Amended and Restated 2021 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares or otherwise settle an award under the Amended and Restated 2021 Plan until all tax withholding obligations are satisfied.
Vote Required and Board of Directors Recommendation
The affirmative vote of a majority of the votes properly cast on the proposal at the Special Meeting, where a quorum is present, is required to approve this Proposal No. 1.
If stockholders do not approve this proposal, the Amended and Restated 2021 Plan will not take effect and the 2021 Plan will continue to be administered in its current form until its expiration (or until such time as the shares available for issuance thereunder have been depleted, whichever occurs first).
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL NO. 2
APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING
The Board is asking our stockholders to approve adjournment of the Special Meeting if the number of shares of common stock present in person or represented by proxy at the Special Meeting and voting “FOR” Proposal No. 1 are insufficient to approve Proposal No. 1. In such an event, adjournment of the Special Meeting will enable us to solicit additional proxies in favor of Proposal No. 1. A stockholder vote may be taken on Proposal No. 1 prior to any such adjournment if there are sufficient votes to approve Proposal No. 1.
The Board believes that, if the number of shares of common stock voted in favor of Proposal No. 1 at the Special Meeting is insufficient to approve such proposal, it is in the best interests of our stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal.
If the Special Meeting is adjourned or postponed, stockholders who have already sent in their proxies may revoke them at any time prior to their use at the Special Meeting as so adjourned or postponed. If the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Special Meeting. For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of Proposal No. 1.
Vote Required and Board of Directors Recommendation
The affirmative vote of a majority of the votes properly cast on the proposal at the Special Meeting, where a quorum is present, is required to approve this Proposal No. 2.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING AS DESCRIBED IN THIS PROXY STATEMENT.
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the below section titled “Compensation Discussion and Analysis” with management. Based on such review and discussion, the compensation committee has recommended to the Board that the section titled “Compensation Discussion and Analysis” be included in this Proxy Statement.
Respectfully submitted,
COMPENSATION COMMITTEE
Min-Chu (Mike) Chen, Chairman
Che-Wei Lin
William H. Yeh

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the compensation program for our named executive officers (“NEOs”). For 2024, these individuals were:
•
Chih-Hsiang (Thompson) Lin, our President and Chief Executive Officer (our “CEO”);

•
Stefan J. Murry, our Chief Financial Officer and Chief Strategy Officer (our “CFO”);

•
Hung-Lun (Fred) Chang, our Senior Vice President and North America General Manager;

•
Shu-Hua (Joshua) Yeh, our Senior Vice President and Asia General Manager; and

•
David C. Kuo, our Senior Vice President, Chief Legal and Compliance Officer and Secretary.

This CD&A provides an overview of our executive compensation philosophy and objectives and describes the decisions made regarding the material elements of our executive compensation program during 2024. To provide a performance viewpoint, the CD&A also summarizes most recent revenue and total stockholder return (“TSR”) performance.
Company Performance
The compensation committee considers Company performance when determining compensation actions. 2024 was an exceptionally strong year in terms of revenue growth and stockholder value creation, and set the foundation for future growth. The chart below summarizes our five-year revenue growth and TSR compared to the 2024 TSR Peer Group.
Key Aspects of 2024 Executive Compensation: Strong Emphasis on Performance
•
Majority of CEO Total Compensation is Performance Based and Other NEO Total Compensation is Variable-Based.   As shown in the table below, approximately 83% of our CEO’s 2024 regular annual total target compensation was variable and at-risk, with about 50% being performance-based. Similarly, about 69% of our other NEOs’ annual target compensation was variable, with about 42% being performance-based. These proportions enhance the strong link between pay and performance for our CEO and other NEOs and align the interests of Company leadership with those of the Company and its stockholders.

The table below illustrates the mix of fixed base salary, annual incentive and long-term target incentive compensation we provided to our CEO in 2024, and the high proportion that is variable and at-risk.
2024 CEO Target Total Direct Compensation
Executive	Base Salary ($)	Target Annual Incentive ($)	2024 Target Long-Term Incentive: PSUs ($)	2024 Long-Term Incentive: RSUs ($)	Total ($)
Chih-Hsiang (Thompson) Lin	631,450	631,450	1,200,000	1,200,000	3,662,900
% of Total	17.24%	17.24%	32.76%	32.76%	100%
% of Long Term Incentive			50%	50%

•
50% of CEO and Other NEO Long-Term Incentive Compensation is Performance-Based: Rigorous, Pre-Set Three-Year Financial Goals.   In addition, 50% of our CEO’s and other NEOs’ target long-term incentive annual equity grant was in the form of performance restricted stock units (“PSUs”). The PSUs are based 50% on a relative TSR goal and 50% on the attainment of a stock price hurdle, both measured over a three-year performance period. The threshold levels of performance that must be met before any PSUs are earned are rigorous and challenging.

The compensation committee views the inclusion of a metric that includes relative TSR as critical because it ties executive officer compensation with the creation of stockholder value and aligns the interests of executive officers with those of the Company and its stockholders. By measuring our stock performance relative to peers, it mitigates the impact of macroeconomic factors, both positive and negative, that affect the industry and/or stock price performance and are beyond the control of management. Additionally, it provides rewards that are more directly aligned with performance through different economic cycles.
The other 50% of our CEO’s long-term incentive equity grant was in the form of restricted stock units (“RSUs”), which drives longer-term retention.
The proportion of total compensation that was variable and at-risk and the other performance-based metrics further enhanced the link between pay and performance for the CEO and NEOs in 2024 and strengthened the alignment of the interests of the executive officers with those of our stockholders.
•
Short-Term Annual Cash Incentive: Rigorous, Pre-Set Annual Operational Goals.   At the beginning of 2024, we established annual cash incentive plan targets for achieving certain operational milestones (“2024 Targets”) as outlined below. We believe the 2024 Targets were rigorous, aggressive and challenging, attainable only by demonstrated commitment and strong performance by the management team. The 2024 Targets took into account the relevant opportunities and risks, including the significant continuing headwinds we were facing.

•
Target 1 “Non-GAAP EBITDA”.   Non-GAAP EBITDA is our GAAP operating income (loss) as defined under generally accepted account principles, excluding amortization of intangible assets, share-based compensation expense, non-recurring expenses (income), unrealized foreign exchange gain (loss), non-recurring tax expenses (benefits), expenses associated with discontinued products, non-cash expenses associated with discontinued products, depreciation expense, and interest income (expense). The 2024 Non-GAAP EBITDA target was Non-GAAP EBITDA losses to not exceed $2,000,000. In 2024, the Company did not reach the minimum to receive this Target 1 bonus.

•
Target 2 “New Customer Order”.   The Company’s success and growth is dependent on the ability to diversify the customer base and obtain significant market share from new customers. “New Customers” is defined as any customer which the Company has received less than $500,000 in total revenue in fiscal year 2023. The New Customer Order target was to receive a total purchase order of $1,000,000 (“Minimum Order”) from each of the two New Customers in 2024. In 2024, the Company exceeded this target by obtaining the Minimum Order set forth under Target 2 from three New Customers, earning the maximum payout for Target 2.

The compensation committee determined that the Company’s aggregate achievement under the two 2024 Targets for the short-term annual cash incentive plan was 62.5%. Additional details are provided below under the heading “2024 Annual Cash Bonuses.”
Objectives of our Compensation Program
We have designed our executive compensation program to achieve the following primary objectives:
•
Management Development and Continuity.   Provide compensation and benefit levels that will attract, retain, motivate, and reward a highly talented team of executive officers within the context of responsible cost management;

•
Pay-for-Performance.   Establish a direct link between our financial and operational results and strategic objectives and the compensation of our executive officers; and

•
Long-Term Focus on Stockholder Value.   Align the interests and objectives of our executive officers with those of our stockholders by linking the long-term incentive compensation opportunities to stockholder value creation and their cash incentives to our annual performance.

2024 Compensation Program Overview
The compensation committee took the following key actions with respect to the compensation of our NEOs for 2024, mindful of the need to balance rigorous pay-for-performance with the need to retain our critical talent:
•
Base Salary — Approved annual base salary increases were set at a range between 7% to 12% (which percentage, solely with respect to Mr. Yeh, is calculated based on his base salary as denominated in NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi) on the date the increase was approved), due to the market study by Aon plc (“Aon”) which presented a below market cash basis for our executives.

•
Annual Cash Bonuses — Established two targets based on critical business objectives that were rigorous, aggressive and challenging.

•
Long-Term Incentive Compensation — Established performance-based and time-based equity grants. The performance-based awards have a minimum, reduced, target and maximum award levels for each of our executive officers based on a dollar value with performance goals based on the attainment of a stock price hurdle and TSR over a three-year period compared to the Company’s peer group.

The compensation committee set the total target pay mix set for our CEO and our other NEOs as follows:
Say-on-Pay Vote and Stockholder Engagement on Compensation
Our say-on-pay resolution received 90.17% approval at our 2024 annual meeting of stockholders (the “2024 Annual Meeting”). The compensation committee interpreted stockholder approval of the executive compensation program at such a high level as indicating that a substantial majority of stockholders viewed the Company’s executive compensation program, plan design and governance as continuing to be well aligned with stockholder interests, their investor experience and business outcomes.

Elements of 2024 Compensation Program
We structure the annual compensation of our NEOs using three principal elements: base salary, annual performance-based cash bonus opportunities, and time-based and performance-based equity opportunities. The compensation committee retains the flexibility to change the proportions as between these elements each year, to allow us to take into account the varying importance of our primary compensation objectives based on facts and circumstances each year.
Element	Fixed or Variable	Purpose
Base Salary	Fixed	To attract and retain executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility and experience.
Annual Cash Incentive	Variable
To attract and retain our executive officers consistent with market practice, to reward our executive officers for achievement of our corporate objectives, and to recognize outstanding individual contributions.

Equity Awards	Variable
To align executives’ interests with the long-term interests of stockholders through equity-based compensation with performance-based and time-based vesting periods, and to promote the long-term retention of our executives and key management personnel.

Executive Compensation Policies and Practices
The following summarizes our current policies and practices:
What We Do	What We Don’t Do
✓ Maintain an Independent Compensation Committee. The compensation committee consists solely of independent directors.	✘ No Generous Perquisites. We provide only limited perquisites or personal benefits to our executive officers.

✓
Retain an Independent Compensation Advisor. The compensation committee engages its own compensation advisor to provide information and analysis regarding our executive and equity incentive compensation programs.

✘
No Exclusive Executive Retirement Plans.   We do not offer defined benefit pension arrangements and we do not provide retirement plans to our executive officers that are different from or in addition to those offered to our other employees.

✓
Annual Executive Compensation Risk Assessment. The compensation committee annually reviews our compensation programs and compensation-related risks to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

✘
No Special Health or Welfare Benefits. Our executive officers participate in broad-based Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees.

✓
Meaningful Amount of Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on our performance to align the interests of our executive officers and stockholders.

✘
No Hedging or Pledging of our Equity Securities.   Our insider trading policy prohibits our executive officers, members of the Board and other employees from hedging or pledging our equity securities.

What We Do	What We Don’t Do
✓ Succession Planning. We review the risks associated with our key executive officer positions to ensure adequate succession plans are in place.	✘ No Dividends or Dividend Equivalents Payable on Unvested Equity Awards. We do not pay dividends or dividend equivalents on unvested RSU awards.
✓ Clawback Policy and Stock Ownership Guidelines. We have a clawback policy and stock ownership guidelines for our executive officers to align their interest with those of our stockholders.
Governance of Executive Compensation Program
Role of the Compensation Committee
The compensation committee has the primary responsibility of developing, implementing and overseeing our executive and incentive compensation policies and programs. While the compensation committee reports its decisions to and takes into account the feedback of the Board, the compensation committee generally makes the final decisions regarding the compensation of our Chief Executive Officer and NEOs.
Compensation-Setting Process
The compensation committee determines the target total direct compensation opportunities for our executive officers, including our NEOs. In any given year, the compensation committee considers some or all of the following factors:
•
the financial and operational objectives established by the Board for the year at issue;

•
the anticipated role that officer will play in the coming year in achieving those objectives and the cost and difficulty of replacing that individual;

•
internal pay equity among our executive officers;

•
each individual executive officer’s skills, experience, qualifications and role relative to other similarly-situated executives at the companies in our compensation peer group;

•
the annual performance review for each executive officer, including contributions to our overall performance, demonstrated leadership and significant individual achievements;

•
our financial performance relative to our peers;

•
the compensation practices of our compensation peer group and the positioning of each executive officer’s compensation as compared to our peer group; and

•
the recommendations provided by our CEO with respect to the compensation of our other executive officers.

These factors provide a framework, with no single factor being determinative in setting pay levels.
Role of Our Officers
The compensation committee relies on the observations and information provided by our executive officers. Our Chief Executive Officer provides evaluations of the performance of the other executive officers and makes recommendations regarding changes to executive officer compensation (other than for himself), the broader Company-wide cash incentive plan, and budgets for equity awards. Our Chief Financial Officer provides information and recommendations regarding our annual corporate operating budget and the related performance goals for our equity and cash incentive programs. Our in-house legal team, including our Chief Legal Officer, provides additional guidance as requested by the compensation committee. Finally, the benefits committee, consisting of members of our human resources, legal, and accounting departments, provides guidance to the compensation committee on broad-based health, welfare and retirement benefit plans and proposed changes to those plans. Our officers recuse themselves from discussions and recommendations regarding their own compensation.
Role of Compensation Consultant
The compensation committee retained Aon to assist with establishing an updated peer group for 2024 and to perform benchmarking for executive officer and director compensation. Aon reported directly to the compensation committee and to the compensation committee chair. While Aon coordinated with our management for data collection, including for obtaining the job descriptions for our executive officers, Aon did not provide any other compensation related services to us. The compensation committee evaluated Aon’s independence pursuant to the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) and the relevant SEC rules and determined Aon was independent and that no conflict of interest arose as a result of the work performed by Aon.
Competitive Positioning
For purposes of comparing the compensation of our NEOs against the competitive market, the compensation committee periodically reviews and considers the compensation levels and practices of a group of peer companies. This compensation peer group consists of companies within the industry with a similar size profile in terms of revenue and market capitalization.
In the third quarter of 2023, the compensation committee assessed the appropriateness of the peer group to ensure it was aligned with the Company’s profile. Due to a significant increase in the Company’s valuation, as well as increases in revenues and headcount, the compensation committee approved changes to the peer group. The following criteria were used to establish the 2024 peer group:
•
Industry: Focus on companies within the communications equipment industry and other similar technology hardware companies, including semiconductors and systems software companies;

•
Market capitalization: Focus on companies with market capitalizations of $150 million to $1.2 billion based on the Company’s market capitalization of approximately $500 million at the time; represented a range of approximately 0.3x to 3x the average of the Company’s 30-day average and spot market capitalization;

•
Revenue: Focus on companies with revenues of $150 million to $900 million based on the Company’s 2023 actual and 2024 revenue projections; represented a range of approximately 0.4x to 2.5x 2024 revenue projections; and

•
Headcount: Focus on companies with headcounts of 1,100 employees to 6,750 employees based on the Company’s year-end 2023 and projected 2024 headcounts; represented a range of approximately 0.4x to 2.5x 2024 headcount projections.

Using the criteria identified above, the compensation committee determined it was appropriate to make the following changes:
•
Removed Axcelis Technologies, CalAmp, Calix, Casa Systems, DSP Group, EMCORE, Inseego, KVH Industries, and NeoPhotonics; and

•
Added A10 Networks, ACM Research, CEVA, Clearfield, Comtech Telecommunications, indie Semiconductor, NETGEAR, OneSpan, Semtech, SkyWater Technology, and Vishay Precision Group.

Accordingly, the compensation committee established the following compensation peer group for 2024 to assist with the determination of compensation for our executive officers (the “2024 Peer Group”):
A10 Networks, Inc.	Harmonic Inc.
ACM Research, Inc.	indie Semiconductor, Inc.
ADTRAN, Inc.	NETGEAR, Inc.
Alpha and Omega Semiconductor Limited	OneSpan Inc.
Aviat Networks, Inc.	Photronics, Inc.

CEVA, Inc.	Ribbon Communications, Inc.
Clearfield, Inc.	Semtech Corporation
Cohu, Inc.	SkyWater Technology, Inc.
Comtech Telecommunications Corp.	Vishay Precision Group, Inc.
Digi International Inc.	Xperi Inc.
2024 Compensation Decisions
2024 Base Salary
Base salary represents the fixed portion of the target direct compensation for our executive officers and serves to attract and retain highly talented individuals. The compensation committee determines adjustments to base salaries on an annual basis as well as in the event of a promotion or significant change in responsibilities.
The compensation committee considers several factors in determining base salaries, including individual performance, the Company’s financial performance, competitive market data, experience and tenure. In the past, the compensation committee has referenced the competitive 50th percentile when evaluating market competitiveness. Over the past several years, the compensation committee has intentionally positioned base salary below the competitive 50th percentile to conserve cash spend and the operating expense.
In 2024, the compensation committee approved base salary increases of 7% or 12% to account for strong financial performance and stockholder value creation. The changes positioned base salaries around or approaching the 50th percentile of the 2024 Peer Group, which the compensation committee viewed as appropriate based on performance.
Named Executive Officer	2023 Base Salary	2024 Base Salary	% Change
Chih-Hsiang (Thompson) Lin	$563,795	$631,450	12%
Stefan J. Murry	$378,847	$424,308	12%
Hung-Lun (Fred) Chang	$340,851	$381,753	12%
Shu-Hua (Joshua) Yeh	$344,850	$340,310	7%
David C. Kuo	$259,926	$291,117	12%
The preceding table shows the base salary changes that went into effect on March 1, 2024. Amounts for Mr. Yeh are paid in NTD (New Taiwan dollar) and RMB (Chinese Yuan Renminbi) but are disclosed in USD (United States dollar) based on the exchange rate in effect on December 31, 2024, and reflect the effect of fluctuations in the applicable exchange rates over time. The actual base salary amounts paid to our NEOs in 2024 are set forth in the “2024 Summary Compensation Table” below.
2024 Annual Cash Bonuses
We use annual cash incentive opportunities to attract and retain our executive officers consistent with market practice, to reward our executive officers for achievement of our corporate objectives, and to recognize outstanding contributions.
2024 Target Annual Cash Bonus Opportunities
In 2023, the compensation committee reduced target bonus opportunities as a percent of salary by approximately 8% due to the Company’s financial situation at that time.
In establishing the target annual cash bonus opportunities for 2024, the compensation committee considered the market information provided by Aon as well as the Company’s financial situation and opportunities, in order to allow the Company to provide an adequate incentive to retain our critical leadership and align pay with performance. In light of these considerations and in positioning the cash bonuses for the executives closely to the 50th percentile compared to the 2024 Peer Group, the compensation committee went back to prior target percentages for the 2024 annual cash bonus as compared to 2023 to provide our NEOs with an appropriate level of reward for achievement of target performance of our critical corporate objectives described below and taking into account the Company’s much stronger financial position.
Named Executive Officer	2023 Target (% of base salary)	2024 Target (% of base salary)
Chih-Hsiang (Thompson) Lin	91.67%	100%
Stefan J. Murry	45.83%	50%
Hung-Lun (Fred) Chang	45.83%	50%
Shu-Hua (Joshua) Yeh	45.83%	50%
David C. Kuo	45.83%	50%
The bonus opportunity is determined via linear interpolation, based on corporate performance, between the following pre-established amounts (expressed as a percentage of base salary):
Named Executive Officer	Performance Below Threshold Level	Threshold Performance	Target Performance	Performance At or Above Maximum Level
Chih-Hsiang (Thompson) Lin	0	50%	100%	125%
Stefan J. Murry	0	25%	50%	62.5%
Hung-Lun (Fred) Chang	0	25%	50%	62.5%
Shu-Hua (Joshua) Yeh	0	25%	50%	62.5%
David C. Kuo	0	25%	50%	62.5%
2024 Corporate Performance Objectives
The compensation committee believed that achieving the 2024 Targets should be the focus of the management team and their short-term cash incentive plan should be directly measured as to their performance relating to these targets. The compensation committee determined that no annual cash incentive would be earned with respect to a metric for performance below the minimum level set forth below.
The compensation committee set the minimum, reduced, target, and maximum performance levels (as applicable) for the corporate performance measures as follows:
2024 Targets	%	Minimum	Reduced	Target	Maximum	2024 Achievement	Weighted Achievement
Non-GAAP EBITDA	50%	Non-GAAP EBITDA Losses to not exceed $8.0M	Non-GAAP EBITDA Losses to not exceed $5.0M	Non-GAAP EBITDA Losses to not exceed $2.0M	Non-GAAP EBITDA at breakeven ($0) or obtain profitability	Non-GAAP EBITDA losses were >$8.0M	0%
New Customer Orders	50%	N/A	Receive Minimum Order total from one New Customer	Receive Minimum Order total from two New Customers	Receive Minimum Order total from three New Customers	Received Minimum Order total from three or more New Customers	62.5%
Payout as a Percent of Target	—	—	50%	100%	125%	—	—
Aggregate Weighted Achievement	—	—	—	—	—	—	62.5%

2024 Actual Performance and Resulting Payments
In January 2025, the compensation committee determined that for 2024 we did not meet minimum performance for Target 1 described above and met our maximum performance for Target 2 described above, resulting in payments at approximately 62.5% of the target awards.
The dollar amounts for the target cash bonus opportunity as compared to the amounts earned are as follows:
Named Executive Officer	Target Cash Bonus Opportunity	Achievement Percentage	Actual Cash Bonus Earned
Chih-Hsiang (Thompson) Lin	$631,450	62.5%	$394,656
Stefan J. Murry	$212,154	62.5%	$132,596
Hung-Lun (Fred) Chang	$190,876	62.5%	$119,298
Shu-Hua (Joshua) Yeh	$175,846	62.5%	$109,905
David C. Kuo	$145,559	62.5%	$90,974

(1)
Amounts for Mr. Yeh are paid in NTD and RMB, and the disclosed amounts reflect the effect of the applicable exchange rates.

Equity Incentive Compensation
We use equity incentive compensation to attract and retain our talent, to motivate them to achieve our corporate goals and to align their financial incentives with stockholder returns.
Awards for 2024 Performance
In 2024, the compensation committee granted awards of RSUs to the NEOs, 50% of which vest quarterly over a four-year period based on continued service and the remaining 50% of which are earned with respect to a variable number of shares (between 0 and 200% of the target number of shares) based on the Company’s achievement of preset performance goals. The PSUs granted in 2024 will vest 50% based on achievement of specified levels of relative TSR vs. the 2024 Peer Group (as summarized in the section above entitled “Competitive Positioning”), and 50% based on achievement of a specified stock price hurdle for a three-year performance period ending April 29, 2027.
The relative TSR payout and performance curve is summarized below. Payouts will be interpolated on a straight-line basis for performance in-between the percentiles noted below.
Performance Level	Percentile Rank vs. 2024 Peer Group	Earned Units as a % of Target
Below Threshold	Below 25th percentile	0%
Threshold	25th percentile	25%
Target	50th percentile	100%
Maximum	75th percentile	200%
Above Maximum	Above 75th percentile	200%
Performance Level	Stock Price	Earned Units as a % of Target
Below Threshold	Below $11.98	0%
Threshold	$13.87 (5% CAGR)	25%
Target	$15.95 (10% CAGR)	100%
Maximum	$20.70 (20% CAGR)	200%
Above Maximum	Above $20.70 (20% CAGR)	200%
In establishing the appropriate level of equity to our executive officers, the compensation committee considered the market information provided by Aon as well as the Company’s 2024 financial outlook,

opportunities, and Company performance. The goal is to provide an adequate equity incentive to motivate our critical leadership while aligning management interest with stockholder’s interests and expectations. In light of these considerations, the compensation committee made some slight increases in equity awards to our NEOs in 2024 as compared to 2023. In April 2024, the compensation committee approved the amounts for awards of RSUs to be granted to the NEOs pursuant to this approach as follows:
Named Executive Officer	Time-Vesting Restricted Stock Units*	Target Amount Performance-Vesting Restricted Stock Units*	Total Value at Target Performance
Chih-Hsiang (Thompson) Lin	$1,200,000	$1,200,000	$2,400,000
Stefan J. Murry	$360,000	$360,000	$720,000
Hung-Lun (Fred) Chang	$325,000	$325,000	$650,000
Shu-Hua (Joshua) Yeh	$290,000	$290,000	$580,000
David C. Kuo	$250,000	$250,000	$500,000

*
Value was converted to number of shares on the applicable grant date based on the average closing price for the prior 30 trading-days.

The compensation committee granted these RSUs to the NEOs under the 2021 Equity Incentive Plan (the “2021 Plan”). The number of shares and grant date fair values for these awards are disclosed in the “2024 Summary Compensation Table” and “2024 Grants of Plan-Based Awards” table below.
Earned 2021-2024 Performance-Based Restricted Stock Units
We had insufficient shares remaining in the pool under the 2021 Plan to cover the vesting of the PSUs for the 2021-2024 performance period that were earned at the maximum performance level. Accordingly, consistent with the terms of the 2021 Plan, we used the available share capacity under the 2021 Plan to settle the PSUs for the 2021-2024 performance period in shares and settled the remainder in cash.
The amounts for the target 2021-2024 PSU opportunity as compared to the amounts earned are as follows:
Named Executive Officer	Target PSU Opportunity	Achievement Percentage	Actual PSUs Earned
Chih-Hsiang (Thompson) Lin	126,422	200%	252,844
Stefan J. Murry	44,247	200%	88,495
Hung-Lun (Fred) Chang	40,455	200%	80,910
Shu-Hua (Joshua) Yeh	40,455	200%	80,910
David C. Kuo	25,284	200%	50,568
Welfare and Health Benefits
Our NEOs are eligible to participate in our broad-based health and welfare programs on the same terms as our non-executive employees. These benefits include medical, vision and dental benefits, life insurance benefits, and short-term and long-term disability insurance. Our executive officers are eligible to participate in the same life insurance program as is offered to our employees at or above the level of deputy director. In addition, we maintain a Section 401(k) savings plan that provides our employees, including our executive officers, with the opportunity to save for retirement on a tax-advantaged basis. All participant contributions are fully vested when contributed and our NEOs are eligible to receive, on the same basis as other employees, employer matching contributions under the plan. In structuring these benefit programs, we seek to provide an aggregate level of benefits that are comparable to those provided by similar companies.
Perquisites and Other Personal Benefits
We generally do not provide perquisites to our executive officers, except where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes.

Employment Agreements & Post-Employment Compensation
We have entered into written employment agreements providing for at will employment with our CEO and each of our other NEOs. These employment agreements provided for their initial base salary and target bonus opportunity, as well as severance eligibility in the event of qualifying terminations of employment, including a termination of employment following a change of control of the Company (a so-called “double-trigger” arrangement).
In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention value following a change of control of the Company and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction.
We believe that having in place reasonable severance benefits, particularly for terminations in connection with a change of control, allow us to attract and retain highly qualified executive officers, permit those officers to focus on the best interests of the Company without undue concern for their own financial position in a change of control, and reduce conflict at the time of a termination through a pre-negotiated package conditioned on signing a release of claims.
For detailed descriptions of the post-employment compensation arrangements we maintained with our NEOs for 2024, as well as an estimate of the potential payments and benefits payable under these arrangements, see “Potential Payments Upon Termination and Change of Control” below.
Other Compensation Policies and Practices
Policies on Hedging and Pledging
Our insider trading policy prohibits hedging and pledging of our equity securities by our employees, including our executive officers, and the non-employee members of the Board, including specifically as follows:
•
Short-sales of our equity securities, as well as transactions in puts, calls, or other derivative securities involving our common stock, on an exchange or in any other organized market, by our employees, including our executive officers, and the non-employee members of the Board are prohibited;

•
Hedging or monetization transactions involving our equity securities, such as zero-cost collars and forward sale contracts, by our employees, including our executive officers, and the non-employee members of the Board are prohibited; and

•
Holding our equity securities in a margin account or pledging our securities as collateral for a loan by our employees, including our executive officers, and the non-employee members of the Board are prohibited.

These policies are reasonably designed to promote compliance with insider trading laws, rules and regulations.
Clawback Policy
In 2023, our Board adopted an Incentive Compensation Recovery Policy for executive officers in compliance with Section 10D of the Exchange Act, Rule 10D-1 promulgated under the Exchange Act and Nasdaq Listing Rule 5608, which requires us to recoup incentive compensation from our executive officers in the event we restate our financial statements. A copy of our Incentive Compensation Recovery Policy was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023.
Stock Ownership Guidelines
To further align the interests of senior management and stockholders, we adopted stock ownership and retention guidelines in 2018 that provide for our executive officers and non-employee directors to own minimum amounts of the Company’s common stock. The guidelines’ minimum levels of stock ownership for our executive officers are as follows:

Officer Level	Ownership Guideline
Chief Executive Officer	5x annual base salary
Chief Financial Officer	2x annual base salary
Senior Vice President	2x annual base salary
Vice President	1x annual base salary
Directors who are not also executive officers of the Company are required to hold shares of the Company’s common stock with a value equal to three times the amount of the annual retainer paid to directors. Stock ownership levels must be achieved by each executive officer and director within five years of the adoption of the guidelines or within five years of the individual’s first appointment as an executive officer or director, as applicable, whichever is later. Until the applicable stock ownership guideline is achieved, individuals are encouraged to retain an amount equal to 50% of the net shares obtained through the Company’s stock incentive plans. Stock that counts toward satisfaction of the guidelines includes: (i) shares of common stock owned directly by the executive officer or director; (ii) shares of common stock owned indirectly by the executive officer or director (e.g., by a spouse or other immediate family member residing in the same household or a trust for the benefit of the executive officer or director or his or her family), whether held individually or jointly; (iii) shares of common stock held under the Company’s employee stock purchase plan; (iv) shares granted under the Company’s long-term incentive plans; (v) shares represented by amounts invested in the Company’s 401(k) plan; and (vi) shares purchased in the open market. As of the date of this filing all of our executive officers and directors are in compliance with the guidelines.
In February 2025, we amended our stock ownership and retention guidelines to make it clear that shares underlying unexercised stock options and unvested PSUs do not count toward the satisfaction of the minimum levels of stock ownership.
Tax and Accounting Considerations
Deductibility of Executive Compensation.   Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), places restrictions on the deductibility of executive compensation paid by public companies. In 2024, the tax deductibility of our executive compensation was not a material factor in our compensation committee’s deliberations.
Accounting for Stock-Based Compensation.   We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. In 2024, the accounting consequences of our executive compensation was not a material factor in our compensation committee’s deliberations.

2024 Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, and paid to our NEOs for services rendered during the fiscal years ended December 31, 2024, 2023 and 2022, as applicable for the years that the individuals were deemed to be NEOs.
Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Chih-Hsiang (Thompson) Lin President and Chief Executive Officer	2024	$693,251	$2,522,729	$394,656	$84,785	$3,695,421
	2023	$596,747	$4,816,714	$594,334	$41,675	$6,049,470
	2022	$583,851	$949,776	$588,113	$35,327	$2,157,067
Stefan J. Murry Chief Financial Officer and Chief Strategy Officer	2024	$454,179	$756,824	$132,596	$39,451	$1,383,050
	2023	$400,564	$1,685,852	$199,684	$37,611	$2,323,710
	2022	$384,095	$332,422	$193,794	$13,732	$924,043
Hung-Lun (Fred) Chang Senior Vice President and North America General Manager	2024	$404,039	$683,234	$119,298	$20,726	$1,227,297
	2023	$350,169	$1,517,260	$179,657	$17,156	$2,064,242
	2022	$352,976	$303,926	$177,777	$13,414	$848,093
Shu-Hua (Joshua) Yeh(5) Senior Vice President and Asia General Manager	2024	$350,403	$609,643	$109,905	$19,173	$1,089,124
	2023	$334,706	$1,300,510	$174,445	$17,013	$1,826,674
	2022	$364,698	$303,926	$193,977	$19,233	$881,834
David C. Kuo Senior Vice President, Chief Legal and Compliance Officer and Secretary	2024	$311,736	$525,566	$90,974	$14,353	$942,629
	2023	$268,296	$1,059,669	$137,003	$12,675	$1,477,643
	2022	$258,686	$189,952	$130,453	$12,898	$591,989

(1)
Includes amounts earned but deferred at the election of the NEOs under our 401(k) plan established under Section 401(k) of the Code. Includes the following amounts paid in the year indicated for unused Paid Time Off: Dr. Lin — $61,801 (2024), $32,952 (2023), $31,111 (2022); Dr. Murry — $29,871 (2024), $21,717 (2023), $19,820 (2022); Dr. Chang — $22,286 (2024), $9,318 (2023), $18,809 (2022); Mr. Yeh — $10,093 (2024); and Mr. Kuo — $20,619 (2024), $8,370 (2023), $13,473 (2022).

(2)
Amounts for 2024 consist of the aggregate grant date fair value of the time-based RSUs plus the PSUs assuming target performance, both as granted by the compensation committee in April 2024 (aggregate grant fair value assuming maximum performance: Dr. Lin — $5,045,485; Dr. Murry — $1,513,648; Dr. Chang — $1,366,467; Mr. Yeh — $1,219,313; and Mr. Kuo — $1,051,133). Amounts for 2023 consist of the aggregate grant date fair value of the time-based RSUs plus the PSUs assuming target performance, both as granted by the compensation committee in June 2023 (aggregate grant fair value assuming maximum performance: Dr. Lin — $7,978,637; Dr. Murry — $2,792,523; Dr. Chang — $2,513,268; Mr. Yeh — $2,154,226; and Mr. Kuo — $1,755,293). Amounts for 2022 consist of the aggregate grant date fair value of the time-based RSUs plus the PSUs assuming target performance, both as granted by the compensation committee in June 2022 (aggregate grant fair value assuming maximum performance: Dr. Lin — $1,504,462; Dr. Murry — $526,563; Dr. Chang — $481,427; Mr. Yeh — $481,427; and Mr. Kuo — $300,890). The amounts included for RSUs granted in 2024, 2023 and 2022 represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, disregarding the estimate of time-based forfeitures. The assumptions used in calculating the grant date fair value of the RSUs are reported in Note B to the consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”). The amounts reported in this column do not correspond to the actual economic value that may be received by the NEOs for the RSUs. See the “2024 Grants of Plan-Based Awards” table below for additional information.

(3)
Amounts in this column for 2024, 2023, and 2022 reflect amounts earned pursuant to our annual cash incentive plan based on the Company’s achievement of performance metrics and targets established by the compensation committee. The performance metrics and targets for these awards are described in the section titled “Compensation Discussion and Analysis” above. See the “2024 Grants of Plan-Based Awards” table below for additional information.

(4)
Includes life insurance premiums paid by us for the benefit of the NEOs and the Company’s 401(k) matching contributions and mandatory foreign pension contribution made by the Company on behalf of the executive officers. The 401(k) matching contributions for each executive in the 2024 year were as follows: for each of Dr. Lin — $13,200, Dr. Murry — $13,200, Dr. Chang — $13,200 and Mr. Kuo — $13,200. The foreign pension contribution made by the Company on behalf of Mr. Yeh for 2024 was $3,366. The 401(k) matching contributions for each executive in the 2023 year were as follows: for each of Dr. Lin — $12,200, Dr. Murry — $12,200, Dr. Chang — $12,200 and Mr. Kuo — $11,535. The foreign pension contribution made by the Company on behalf of Mr. Yeh for 2023 was $3,366. The 401(k) matching contributions for each executive in the 2022 year were as follows: for each of Dr. Lin, Dr. Murry, Dr. Chang and Mr. Kuo — $8,550. The foreign pension contribution made by the Company on behalf of Mr. Yeh for 2022 was $3,888. In addition, the cost of personal use of a Company provided car for 2024 is included for Dr. Lin, with the amount determined based on the cost of the lease of the corporate car related to the proportion of mileage the car was driven for non-business trips, which was $31,438, and housing in Taiwan for 2024 while on business, which was $32,540. We also provided Mr. Yeh with a housing allowance for an apartment in Ningbo, China, given his responsibilities for managing operations in both China and Taiwan. The amount disclosed for Dr. Murry also includes $23,600 donated to a charitable organization for which Dr. Murry serves on the board of directors, consisting of $15,050 matching donation by the Company and $8,550 donated by Dr. Lin and other AOI employees, excluding Dr. Murry.
(5)
The amounts shown for Mr. Yeh for 2024 have been converted from NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi), as applicable, to USD (United States dollars), using the exchange rate on December 31, 2024, which was 32.80 NTD = $1 USD and 7.30 RMB = $1 USD, respectively. The amounts shown for Mr. Yeh for 2023 have been converted from NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi), as applicable, to USD (United States dollars), using the exchange rate on December 29, 2023, which was 30.70 NTD = $1 USD and 7.11 RMB = $1 USD, respectively. The amounts shown for Mr. Yeh for 2022 have been converted from NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi), as applicable, to USD (United States dollars), using the exchange rate on December 30, 2022, which was 30.64 NTD = $1 USD and 6.90 RMB = $1 USD, respectively. Changes in Mr. Yeh’s compensation from year-to-year as reported in this table reflect the effect of fluctuations in the applicable exchange rates.

2024 Grants of Plan-Based Awards
The following table presents information about grants of plan-based awards made to our NEOs during the year ended December 31, 2024:
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)(2)				Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Named Executive Officer	Grant Date	Minimum ($)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Chih-Hsiang (Thompson) Lin		0	315,725	631,450	789,313
	April 29, 2024								94,786(5)	$968,713
	April 29, 2024					23,696	94,786	189,573		$1,554,016
Stefan J. Murry		0	106,077	212,154	265,193
	April 29, 2024								28,436(5)	$290,616
	April 29, 2024					7,109	28,436	56,872		$466,208
Hung-Lun (Fred) Chang		0	95,438	190,876	238,596
	April 29, 2024								25,671(5)	$262,358
	April 29, 2024					6,417	25,671	51,342		$420,876
Shu-Hua (Joshua) Yeh		0	87,923	175,846	219,808
	April 29, 2024								22,906(5)	$234,099
	April 29, 2024					5,726	22,906	45,813		$375,544
David C. Kuo		0	72,779	145,559	181,948
	April 29, 2024								19,747(5)	$201,814
	April 29, 2024					4,936	19,747	39,494		$323,752

(1)
Amounts in these columns reflect cash bonus amounts that each NEO could have potentially earned under the annual cash incentive program for performance in 2024, based on the Company’s achievement of corporate performance metrics established by the compensation committee. For a description of the 2024 Cash Incentive Plan, see the section titled “Compensation Discussion and Analysis” above, and for a description of the cash bonus amounts that were earned and awarded under the annual cash incentive program, see the “2024 Summary Compensation Table” above.

(2)
The compensation committee selected two targets as the performance metrics for purposes of the cash incentive plan. See the section titled “Compensation Discussion and Analysis” above for how these metrics are defined.

(3)
Amounts reflect awards of PSUs that will vest following the end of a three-year performance period based on achievement of stock price appreciation and relative TSR performance goals.

(4)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, disregarding the estimate of time-based forfeitures. The grant date fair value of the PSUs is based on the target number of shares.

(5)
Amounts reflect awards of time-based RSUs that will vest quarterly over a 4-year period commencing on January 21, 2024.

Outstanding Equity Awards at 2024 Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2024.
Name	Grant Year	Stock Awards
		Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Chih-Hsiang (Thompson) Lin	2021	23,705	$873,766	—	—
	2021	11,344	$418,140	—	—
	2022	69,755	$2,571,169	223,214	$8,227,668
	2022	—	—	—	—
	2023	200,178	$7,378,561	355,871	$13,117,405
	2023	—	—	—	—
	2024	77,014	$2,838,736	94,786	$3,493,812
	2024	—	—	—	—
Stefan J. Murry	2021	8,297	$305,827	—	—
	2021	3,744	$138,004	—	—
	2022	24,415	$899,937	78,125	$2,879,688
	2022	—	—	—	—
	2023	70,063	$2,582,522	124,555	$4,591,097
	2023
	2024	23,105	$851,650	28,436	$1,048,151
	2024			—	—
Hung-Lun (Fred) Chang	2021	7,586	$279,620	—	—
	2021	3,739	$137,820	—	—
	2022	22,322	$822,789	71,428	$2,632,836
	2022	—	—	—	—
	2023	63,056	$2,324,244	112,099	$4,131,969
	2023	—	—	—	—
	2024	20,858	$768,826	25,671	$946,233
	2024	—	—	—	—
Shu-Hua (Joshua) Yeh	2021	7,586	$279,620	—	—
	2021	3,848	$141,837	—	—
	2022	22,322	$822,789	71,428	$2,632,836
	2022	—	—	—	—
	2023	54,048	$1,992,209	96,085	$3,541,693
	2023	—	—	—	—
	2024	18,612	$686,038	22,906	$844,315
	2024	—	—	—	—
David C. Kuo	2021	4,741	$174,753	—	—
	2021	2,337	$86,142	—	—
	2022	13,951	$514,234	44,642	$1,645,504
	2022	—	—	—	—
	2023	44,037	$1,623,204	78,291	$2,885,806
	2023	—	—	—	—
	2024	16,045	$591,419	19,747	$727,874
	2024	—	—

(1)
The amounts reported reflect RSUs granted under our 2021 Plan, including RSUs granted in 2021, 2022, 2023 and 2024 in settlement of the awards approved by the compensation committee in the prior year that were denominated in dollars and to be settled in RSUs following achievement of the annual performance goals. The RSUs vest in substantially equal installments each quarter over a four-year period commencing in January of the specified calendar year, subject to continued service through each applicable vesting date.

(2)
The market value of the stock awards was calculated using the closing price of our common stock on December 31, 2024 (the last trading day of 2024) of $36.86.

(3)
The amounts reported reflect PSUs granted in the specified calendar year under our 2021 Plan based on achieving target performance goals, which would result in 100% of the subject shares vesting.

2024 Option Exercises and Stock Vested
The following table sets forth information regarding stock options that were exercised and stock awards that vested for each of our NEOs during 2024.
Named Executive Officer	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Vesting ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Chih-Hsiang (Thompson) Lin	—	—	377,613	$4,854,279
Stefan J. Murry	—	—	130,367	$1,674,295
Hung-Lun (Fred) Chang	—	—	119,915	$1,540,899
Shu-Hua (Joshua) Yeh	1,000	$6,941	116,051	$1,487,394
David C. Kuo	—	—	77,792	$1,002,730

(1)
The value realized on exercise of stock option awards was calculated using the closing price of our common stock on the day prior to the applicable exercise date for each option less the exercise price applicable to the option.

(2)
The value realized on vesting of stock awards was calculated using the closing price of our common stock on the applicable vesting date for each award.

Potential Payments Upon Termination and Change of Control
The following discussion reflects the payments and benefits that each of the NEOs would have been eligible to receive in the event of certain terminations, assuming that each such termination occurred on December 31, 2024.
Employment Agreements
We maintain employment agreements with Dr. Lin, Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo. The employment agreement with Dr. Lin provides that, if our Board terminates his employment for any reason other than Cause or if he resigns for Good Reason outside of the Change of Control Period, each as defined below, he will be entitled to receive (i) a payment equal to one year’s base salary as in effect immediately prior to termination, (ii) a payment equal to his full target bonus as in effect immediately prior to termination and (iii) $15,000, (which may be used for benefit continuation under COBRA or for any other purpose), which amounts will be paid periodically in installments over the 12 months following his separation from service. The employment agreements with Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo each provide that, if our Board terminates his employment for any reason other than Cause or if he resigns for Good Reason outside of the Change of Control Period (each as defined below), he will be entitled to receive (i) a payment equal to fifty percent (50%) of base salary as in effect immediately prior to termination, (ii) a payment equal to fifty percent (50%) of his full target bonus as in effect immediately prior to termination and (iii) $15,000, (which may be used for benefit continuation under COBRA or for any other purpose). The severance benefits that may arise as a result of a termination prior to a Change of Control will be paid in a lump sum.
Dr. Lin, Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, each have provisions in their employment agreements that provide for “double-trigger” severance. Specifically, if, within the Change of Control Period, the executive’s employment is terminated by the executive for Good Reason or by our Company other than for

Cause, then in lieu of the severance benefits described in the preceding paragraph, the executive will be entitled to receive the following: (i) a lump sum payment equal to one year’s base salary as in effect immediately prior to termination; (ii) a lump sum payment equal to his full target bonus as in effect immediately prior to termination; (iii) $10,000 ($15,000 for Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo) which may be used for benefit continuation under COBRA or for any other purpose; and (iv) accelerated vesting of the executive’s awards granted under any incentive share plan or equity incentive plan of the Company, with all vested options becoming exercisable for an extended period following termination of employment. For Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, the severance benefits that may arise as a result of termination during the Change of Control Period will be paid in a lump sum. For Dr. Lin, the severance benefits that may arise as a result of termination within one year following a Change of Control will be paid in a lump sum. Additionally, Dr. Lin’s employment agreement provides him with a potential tax gross-up payment to make him whole for any excise taxes that he would owe resulting from the application of the excise tax provisions under Section 280G of the Code. None of the other employment agreements with our executive officers provide any right to a tax gross-up.
To receive the severance benefits described above, each executive must execute a release agreement in favor of the Company and its affiliates, which will include a reasonable agreement to cooperate for a period of six months following the employment termination date and a mutual non-disparagement clause. In consideration of the severance benefits described above, each executive has also agreed to be subject to a non-compete provision for a period of 12 months following his separation from service and to maintain the confidentiality of Company information.
Each employment agreement generally defines “Cause” as, following written notice to the executive and the executive’s failure to cure such occurrence(s): (i) conviction or plea of nolo contendere to any felony offense or to a crime of moral turpitude; (ii) commission of willful misconduct or violation of law in connection with the performance of his duties, including (a) misappropriation of funds or property, (b) attempting to secure personally any profit in connection with any transaction entered into on behalf of our Company, or (c) making any material misrepresentation to our Board, our Company or its affiliates; (iii) material violation or failure to comply with our Company policy; (iv) material breach of the employment agreement; or (v) the willful and continued failure or neglect to substantially perform his duties with our Company. “Good Reason” is generally defined to include: (i) the executive’s assignment of duties inconsistent with his position or title; (ii) a reduction in his base compensation, except as part of an overall cost reduction program that affects all senior executives and does not disproportionately affect the executive; (iii) any purported termination of the executive by our Company other than for disability or Cause or a voluntary resignation initiated by the executive, except for a voluntary termination for Good Reason; (iv) failure of any successor entity to our Company to expressly assume the employment agreement; and (v) material breach by the Company of the employment agreement.
Each employment agreement generally provides that a “Change of Control” is deemed to occur if: (i) individuals who constitute the Board of the Company on the date of the employment agreement (“Incumbent Directors”) cease to constitute at least a majority of our Board; provided, that any individual whose election or nomination for election by the stockholders was approved by a majority of the then Incumbent Directors shall be considered an Incumbent Director, with certain exceptions; or (ii) the stockholders of our Company approve (1) any merger, consolidation or recapitalization of our Company or any sale of substantially all of its assets where (a) the stockholders of our Company prior to the transaction do not, immediately thereafter, own at least 51% of both the equity and voting power of the surviving entity or (b) the Incumbent Directors at the time of the approval of the transaction would not immediately thereafter constitute a majority of the Board of the surviving entity, or (2) any plan of liquidation or dissolution of our Company.
Under the employment agreements, the “Change of Control Period” means: with respect to Dr. Lin, one year after a Change of Control and with respect to Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, within six months prior to a Change of Control or within one year after a Change of Control.
Restricted Stock Unit Awards
The time-based RSU awards we have granted to our NEOs provide for full acceleration upon a NEO’s termination of employment due to death or disability, as well as on a termination without cause or resignation for good cause during the Change of Control Period. In addition, if the acquiring entity in a Change of Control refuses to assume or replace outstanding time-based awards of any plan participant, that participant’s awards will become fully vested.
The PSU awards we have granted to our NEOs provide for different acceleration treatment based on the applicable performance goal. The portion of the awards that vests based on achievement of the relative TSR goal: upon termination of employment due to death or disability, will vest in full at the target level; for termination of employment in connection with a change of control, will vest following the end of the performance period with respect to the greater of actual or target performance (based on unreduced performance goals); for retirement, will vest following the end of the performance period with respect to a pro-rated amount based on actual performance; and upon other termination of employment, will be forfeited. The portion of the award that vests based on achievement of the stock price goal: upon termination of employment due to death or disability, will vest in full to the extent already earned; for termination of employment in connection with a change of control, will vest immediately to the extent already earned, and will vest following the end of the performance period to the extent earned at that time; for retirement, will vest following the end of the performance period to the extent earned; and upon other termination of employment, will be forfeited.
The following table reflects the payments and benefits that each of the NEOs would have been eligible to receive in the event of certain terminations or a Change of Control, assuming that each such event occurred on December 31, 2024. The acceleration of equity awards was calculated using the closing price of our common stock on December 31, 2024 (the last trading day of 2024) of $36.86. Amounts that could actually become due upon any termination cannot be known with certainty until the event occurs.

Name and Principal Position	Termination Without Cause or Resignation For Good Reason, Outside of the Change of Control Period ($)(1)	Termination Without Cause or Resignation For Good Reason, Within the Change of Control Period ($)(2)	Termination Due to Death or Disability ($)(3)	Termination Due to Retirement ($)(4)	Change of Control- Awards Not Assumed ($)(5)
Chih-Hsiang (Thompson) Lin
Salary and Bonus	$1,262,900	$1,262,900	—	—	—
Other Cash Payments	$15,000	$10,000	—	—	—
Accelerated Equity	—	—	$51,338,742	$36,184,330	$50,264,702
Tax Gross-Up	—	$254,580	—	—
Total	$1,277,900	$1,527,480	$51,338,742	$36,184,330	$50,264,702
Stefan J. Murry
Salary and Bonus	$318,231	$591,001	—	—	—
Other Cash Payments	$15,000	$15,000	—	—	—
Accelerated Equity	—	$18,996,188	$17,556,344	$12,470,424	$17,248,365
Total	$333,231	$19,602,189	$17,556,344	$12,470,424	$17,248,365
Hung-Lun (Fred) Chang
Salary and Bonus	$286,315	$531,727	—	—	—
Other Cash Payments	$15,000	$15,000	—	—	—
Accelerated Equity	—	$17,216,334	$15,899,895	$11,304,301	$15,637,600
Total	$301,315	$17,763,061	$15,899,895	$11,304,301	$15,637,600
Shu-Hua (Joshua) Yeh
Salary and Bonus	$258,078	$514,958	—	—	—
Other Cash Payments	$15,000	$15,000	—	—	—
Accelerated Equity	—	$15,767,239	$14,450,800	$10,436,818	$14,359,311
Total	$273,078	$16,297,197	$14,450,800	$10,436,818	$14,359,311
David C. Kuo
Salary and Bonus	$218,338	$405,485	—	—	—
Other Cash Payments	$15,000	$15,000	—	—	—
Accelerated Equity	—	$11,701,336	$10,878,566	$7,604,396	$10,594,148
Total	$233,338	$12,121,821	$10,878,566	$7,604,396	$10,594,148

(1)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of a termination without Cause or resignation for Good Reason on December 31, 2024 assuming that such date was not during the Change of Control Period.

(2)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of a termination without Cause or resignation for Good Reason on December 31, 2024 assuming that such date was during the Change of Control Period, which (1) with respect to Dr. Lin, means one year after a Change of Control and (2) with respect to Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, means within six months prior to a Change of Control or within one year after a Change of Control. Amounts in this column assume that PSUs will vest at the maximum level for the portion subject to the 2022, 2023 and 2024 stock price goals and relative TSR goals.

(3)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of a termination due to death or disability on December 31, 2024, assuming that time-based RSUs vested in full (for death or disability) and assuming that PSUs will vest at the target level for the portion subject to the relative TSR goals and maximum for the portion subject to the 2022, 2023 and 2024 stock price goals.

(4)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of retirement on December 31, 2024, assuming that PSUs will vest at the maximum level for the portion subject to the 2022, 2023 and 2024 stock price goals and relative TSR goals.

(5)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of a Change of Control transaction in which the successor company refused to assume or replace outstanding awards, resulting in the vesting in full of time-vesting RSUs and vesting of a prorated portion of PSUs based on actual results measured against the performance goals as of December 31, 2024. The amounts shown assume PSUs will vest at maximum for the portion subject to the 2022, 2023 and 2024 stock price goals and relative TSR goals.

CEO Pay-Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Item 402(u) of Regulation S-K, we provide the following disclosure regarding the ratio of the total annual compensation of our CEO to the total compensation for the median employee of all of our employees (excluding our CEO). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that our CEO’s total compensation for the year ended December 31, 2024 (“2024”) was $3,706,427, and the total compensation for the median employee of all of our employees (excluding our CEO) for 2024 was $11,821.
Based on these amounts, we estimate the ratio of our CEO’s total compensation for 2024 to the total compensation for the median employee of all of our employees (excluding our CEO) for 2024 to be 314 to 1.
We selected December 31, 2024, which is the last day of the Company’s 2024 fiscal year, as the date we would use to identify our median employee. To find the median employee of all our employees (excluding our CEO), we used the employee’s compensation from our payroll records; compensation includes base salary, bonus and RSU grants. In making our determination, we did not annualize the base compensation for those employees who did not work for the Company for the entire fiscal year and did not annualize the base compensation of seasonal or temporary employees. We also did not make any cost-of-living adjustments in identifying the median employee. We used the December 31, 2024 exchange rates of 7.30 RMB to 1 USD and 32.80 NTD to 1 USD for our calculations.
In evaluating our CEO pay-ratio for 2024, we believe stockholders should take into account that approximately 82.5% of our employees as of December 31, 2024 were employed by us in our facilities in China and Taiwan (including the median employee whose compensation was used to calculate the CEO pay-ratio as described above). If we included only our employees based in the U.S. in this analysis, we estimate the total compensation for the median employee of all our U.S. employees for 2024 would be $47,529 and the ratio of our CEO’s total compensation for 2024 to the total compensation for the median employee of all our U.S. employees (excluding our CEO) for 2024 would be 78 to 1.
This pay ratio is an estimate calculated in a manner consistent with SEC rules based on the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay vs. Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($) (Thousands)	Non-GAAP EBITDA(5) ($) (Thousands)
					TSR ($)	Peer Group TSR ($)
2024	3,695,421	33,286,022	1,160,525	9,517,874	310.27	123.89	(194,415)	(30,216)
2023	6,049,470	38,409,964	1,923,067	11,430,710	162.63	102.83	(56,048)	(364)
2022	2,157,067	456,994	811,490	311,906	15.91	109.42	(66,397)	(18,501)
2021	3,659,008	2,725,556	1,251,466	988,822	43.27	169.88	(54,162)	(8,413)
2020	2,476,271	2,242,974	899,965	870,688	71.63	137.07	(58,452)	(3,212)

(1)
Chih-Hsiang (Thompson) Lin was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020 – 2024
Stefan J. Murry
Hung-Lun (Fred) Chang
Shu-Hua (Joshua) Yeh
David C. Kuo

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2024	3,695,421	(2,522,729)	32,113,330	33,286,022
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	1,160,525	(643,817)	9,001,166	9,517,874
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Total – Inclusion of Equity Values for PEO 1 ($)
2024	9,599,146	25,761,959	238,772	(3,486,547)	32,113,330
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	2,449,764	7,524,673	60,936	(1,034,207)	9,001,166

(4)
The Peer Group TSR set forth in this table utilizes the peer companies used for compensation benchmarking purposes, which are summarized in the Compensation Discussion and Analysis section of this Proxy Statement, for the years reflected in the table above but excludes companies that had ceased to be publicly traded as of the end of each fiscal year.

2020	2021	2022 – 2023	2024
Axcelis Technologies, Inc.
ADTRAN Holdings, Inc.
Alpha and Omega Semiconductor Limited
Aviat Networks, Inc.
Calix, Inc.
CalAmp Corp.
Casa Systems, Inc.
Cohu, Inc.
Digi International Inc.
DSP Group, Inc.
EMCORE Corporation
Harmonic Inc.
Inseego Corp.
KVH Industries, Inc.
NeoPhotonics Corporation
Photronics, Inc.
Ribbon Communications Inc.
Xperi Inc.	Axcelis Technologies, Inc.
ADTRAN Holdings, Inc.
Alpha and Omega Semiconductor Limited
Aviat Networks, Inc.
Calix, Inc.
CalAmp Corp.
Casa Systems, Inc.
Cohu, Inc.
Digi International Inc.
EMCORE Corporation
Harmonic Inc.
Inseego Corp.
KVH Industries, Inc.
NeoPhotonics Corporation
Photronics, Inc.
Ribbon Communications Inc.
Xperi Inc.	Axcelis Technologies, Inc.
ADTRAN Holdings, Inc.
Alpha and Omega Semiconductor Limited
Aviat Networks, Inc.
Calix, Inc.
CalAmp Corp.
Casa Systems, Inc.
Cohu, Inc.
Digi International Inc.
EMCORE Corporation
Harmonic Inc.
Inseego Corp.
KVH Industries, Inc.
Photronics, Inc.
Ribbon Communications Inc.
Xperi Inc.	A10 Networks, Inc.
ADTRAN Holdings, Inc.
ACM Research, Inc.
Alpha and Omega Semiconductor Limited
Aviat Networks, Inc.
CEVA, Inc.
Clearfield, Inc.
Cohu, Inc.
Comtech Telecommunications
Digi International Inc.
Harmonic Inc.
indie Semiconductor, Inc.
NETGEAR, Inc.
OneSpan, Inc.
Photronics, Inc.
Ribbon Communications Inc.
Semtech Corporation
SkyWater Technology, Inc.
Vishay Precision Group, Inc.
Xperi Inc.
The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the compensation benchmarking peers, respectively. Historical stock performance is not necessarily indicative of future stock performance. As described in the Compensation Discussion and Analysis section of this Proxy Statement, after the compensation committee reviewed our compensation peer group in the third quarter of 2023, the compensation committee updated the peer group criteria and the peer group companies that were used to assist with the determination of compensation for our executive officers for fiscal 2024. If the previous peer group had been used to calculate the peer group TSR, the amounts shown for 2024, 2023, 2022, 2021 and 2020 would have been $156.26, $178.88, $178.07, $215.25 and $142.68, respectively
(5)
We determined Non-GAAP EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2024. A definition of Non-GAAP EBITDA is provided in the Compensation Discussion and Analysis section of this Proxy Statement, and a reconciliation of Non-GAAP EBITDA to GAAP is attached to this Proxy Statement as Appendix B.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s and Peer Group’s cumulative TSR over the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
45
40
35
30
25
20
15
10
5
0
TSR (12/31/2019 Indexed to $100)
350
300
250
200
150
100
50
0
2019
2020
2021
2022
2023
2024
Fiscal Year
100.00
137.07
71.63
169.88
43.27
109.42
15.91
162.63
102.83
310.27
123.89
2.2
0.9
2.7
1.0
0.5
0.3
38.4
11.4
33.3
9.5
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Applied Optoelectronics, Inc. TSR
Peer Group TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
45
40
35
30
25
20
15
10
5
0
Net Income ($ Thousands)
0
-20,000
-40,000
-60,000
-80,000
-100,000
-120,000
-140,000
-160,000
-180,000
-200,000
2.2
0.9
2.7
1.0
0.5
0.3
38.4
11.4
33.3
9.5
(58,452)
(54,162)
(66,397)
(56,048)
(194,415)
2020
2021
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Applied Optoelectronics, Inc. Net Income

Relationship Between PEOs and Other NEO Compensation Actually Paid and Non-GAAP EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Non-GAAP EBITDA during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Non-GAAP EBITDA
Compensation Actually Paid ($ Millions)
45
40
35
30
25
20
15
10
5
0
(3,212)
(8,413)
(18,501)
(364)
(30,216)
2.2
0.9
2.7
1.0
0.5
0.3
38.4
11.4
33.3
9.5
0
-10,000
-20,000
-30,000
-40,000
-50,000
Non-GAAP EBITDA ($ Thousands)
2020
2021
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Non-GAAP EBITDA

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs for 2024 to Company performance. The measures in this table are not ranked.
Non-GAAP EBITDA Relative TSR
2024 Director Compensation
The table below sets forth, for each person who served as a non-employee director during 2024, information regarding compensation for service on our Board during 2024.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
William H. Yeh	79,368	149,995	229,363
Richard B. Black	72,847	149,995	222,843
Min-Chu (Mike) Chen	73,132	149,995	223,127
Cynthia (Cindy) DeLaney	57,847	149,995	207,843
Che-Wei Lin	55,132	149,995	205,127
Elizabeth Loboa	52,847	149,995	202,843

(1)
Reflects the aggregate dollar amount of fees earned or paid in cash for services as a non-employee director, including committee membership fees, fees for serving as a committee chairperson, and board and committee meeting fees.

(2)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of RSU awards granted in 2024. The assumptions used in calculating the grant date fair value of the RSUs are reported in Note B to the consolidated financial statements included in the Annual Report. The amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the non-employee directors for the RSUs. As of December 31, 2024, each of the current non-employee directors held the following number of outstanding RSUs: Mr. Yeh, 8,242; Mr. Black, 8,242; Dr. Chen, 8,242; Ms. DeLaney, 8,242; Mr. Lin, 8,242 and Dr. Loboa, 8,242.

In the first quarter of 2024, the compensation committee engaged Aon to assess the market competitiveness of the Company’s Board compensation program relative to the 2024 Peer Group. Based on an assessment of peer group practices and improved Company financial performance, the compensation committee approved changes to the 2024 Board compensation program. A summary of 2023 and 2024 Board compensation is summarized in the table below:
Board Compensation Element	2023	2024
Annual Cash Retainer	$45,000	$50,000
Audit Committee Compensation • Chair • Member
	$20,000	$20,000
	$10,000	$10,000
Compensation Committee Compensation • Chair • Member
	$15,000	$15,500
	$7,000	$8,000
Nominating and Corporate Governance Committee Compensation • Chair • Member
	$10,000	$10,000
	$5,000	$5,000
Annual Equity Retainer	$115,000	$150,000
Cash retainers paid to non-employee directors were paid on a quarterly basis and pro-rated for time served, as appropriate.
In addition, the number of equity awards granted to our non-employee directors for 2024 under the 2021 Plan was calculated by dividing $150,000 by the closing price of our common stock on the date of grant. All RSU awards granted to our non-employee directors vest in equal monthly amounts over the first twelve months following the date of grant, subject to early termination in accordance with their terms. The grant of RSU awards was made following the election of directors at the 2024 Annual Meeting with a grant date of June 21, 2024.
Directors were also reimbursed for out-of-pocket expenses incurred in the course of their service on the Board or its committees. Dr. Lin did not receive any compensation from the Company other than compensation received for serving as an executive officer of the Company.
Compensation Committee Interlocks and Insider Participation
None of our employees, executive officers, or former executive officers serve as a member of our compensation committee, and none of our executive officers serve on any other committee serving an equivalent function for any other entity that has one or more of its executive officers serving as a member of our Board or compensation committee.
Compensation Policies and Risk Management Practices
We do not believe that our compensation programs create risks that are reasonably likely to have a material adverse effect on our Company. We believe that the combination of different types of compensation as well as the structure and overall amount of compensation, together with our internal controls and oversight by the Board, mitigates potential risks. We also provide a base level of equity compensation through our equity incentive program, helping to smooth out the impact of unexpected challenges to our operating plan.
One of the key functions of the Board is informed oversight of our various processes for managing risk. The Board administers this oversight function directly through the Board as a whole, as well as through the standing committees of the Board that address risks associated with their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing risk exposure in our strategic plans, development programs, corporate goals and operating plans. Our audit committee has the responsibility to consider and discuss our major exposures to financial risk and the steps our management takes to monitor and control these exposures, including guidelines, policies and processes. The audit committee also monitors our compliance with various legal and regulatory requirements, monitors our whistleblower system, and oversees the performance of our internal audit function. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines and policies. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. In addition, the Board meets with certain members of our executive team, including the heads of our different organizational functions, who discuss the risks and exposures involved in their respective areas of responsibility as well as any developments that could impact our risk profile or other aspects of our business. The Board considers the Company’s risk profile and other aspects of our business in assessing the leadership structure of the Board from time to time.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information regarding outstanding options and shares reserved for future issuance under our equity compensation plans as of December 31, 2024:
Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	3,678,505(1)	$0(2)	130,129(3)

(1)
Includes 3,678,505 shares subject to outstanding RSU awards as of December 31, 2024, including the number of shares issuable at target levels of performance for PSUs.

(2)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs since RSUs have no exercise price.

(3)
Represents shares of common stock available for issuance in connection with future awards under our 2021 Plan.

2023 Equity Inducement Plan
On July 28, 2023, the Board adopted the Applied Optoelectronics, Inc. 2023 Equity Inducement Plan (the “Inducement Plan”), as recommended by the compensation committee, without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules (the “Listing Rule”).
The Inducement Plan provides for the grant of RSUs and other types of equity-based incentive compensation to individuals who were not previously an employee or director of the Company, or following a bona fide period of non-employment, as an inducement material to such persons entering into employment with the Company.
The terms and conditions of the Inducement Plan are substantially similar to the 2021 Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award rules.
The principal features of the Inducement Plan are summarized below. This summary does not contain all information about the Inducement Plan and does not purport to be a complete description. A copy of the complete text of the Inducement Plan is filed as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the following description is qualified in its entirety by reference to such exhibit.
Purpose.   The purpose of the Inducement Plan is to attract, retain and motivate new employees of the Company and its affiliates by providing them the opportunity to acquire an equity interest in the Company and to align their interests and efforts with the long-term interests of the Company’s stockholders.
Administration.   The compensation committee is authorized to administer the Inducement Plan. The administrator is authorized to select the new employees to be granted awards and, subject to the terms of the Inducement Plan, to determine the types of awards to be granted, the number of shares subject to awards and the other terms, conditions and provisions of such awards.
Eligibility.   Awards may be granted under the Inducement Plan to any new employee (including any officer) of the Company or its affiliates only as an incentive material to such employee entering into employment with the Company or any affiliate as provided in the Listing Rule who was not previously an employee or director of the Company or any affiliate or who previously provided services to the Company or any affiliate as an employee or director, but subsequently completed a period of bona fide non-employment by the Company or any affiliate sufficient for compliance with the Listing Rule.
Share Reserve.   The Inducement Plan authorizes the issuance of up to 800,000 shares of common stock.
Adjustments.   If any change to our common stock occurs by reason of a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure that constitutes an equity restructuring transaction under applicable financial accounting rules and that results in the outstanding shares of common stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or new, different or additional securities of the Company or any other company being received by the holders of shares of common stock, the administrator will make proportional adjustments as it, in its sole discretion, deems appropriate, to the maximum number and kind of securities (a) available for issuance under the Inducement Plan and (b) subject to any outstanding award, including the per share price of such securities.
Types of Awards.   The Inducement Plan authorizes the grant of the following types of awards:
•
Restricted Stock, Restricted Stock Units and Other Stock Based Awards.   The administrator may grant awards of shares of stock, or awards denominated in units of stock. These awards may be made subject to repurchase or forfeiture restrictions at the administrator’s discretion. The restrictions may be based on continuous employment for a prescribed time period or the achievement of specified performance criteria, as determined by the administrator. RSUs represent an unfunded, unsecured right to receive the value of one share of common stock for each unit subject to the award in cash, common stock or other securities on the date of vesting or settlement.

•
Performance Based Awards.   The administrator may grant awards subject to performance-based conditions. Performance awards may be payable in stock, cash or other property, or a combination, upon the attainment of performance criteria and other terms and conditions as established by the administrator.

•
Stock Options and Stock Appreciation Rights (“SARs”).   The administrator may grant nonqualified stock options. Upon exercise, SARs are the right to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted. Stock options and SARs are subject to the vesting terms prescribed by the administrator. The exercise price of stock options or SARs granted under the Inducement Plan must be at least equal to 100% of the fair market value of the underlying stock on the grant date, except in the case of options assumed or substituted for in acquisition transactions. Unless the administrator determines otherwise, fair market value means, as of a given date, the closing price of our stock. Stock options and SARs have a maximum term of 10 years from the grant date, subject to potential earlier termination following a participant’s termination of employment with us.

•
Other Stock or Cash-Based Awards.   The administrator may grant other incentives payable in cash or in shares, subject to any other terms and conditions determined by the administrator and the Inducement Plan.

Performance Criteria.   Any awards granted under the Inducement Plan may be subject to the achievement of performance objectives determined based on Company-wide, divisional, business unit or individual basis and may include performance objectives measuring achievement in: earnings (including earnings per share or net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; TSR; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; environmental or climate impact; social good impact; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and

other measures of performance selected by the administrator. Performance goals may be established on an absolute basis or relative to the performance of other companies.
Limited Transferability.   Awards generally may not be transferred, except by will or the laws of descent and distribution, unless the instrument evidencing the award permits the participant to designate one or more beneficiaries or the administrator otherwise approves a transfer.
Change of Control or Liquidation.   Under the Inducement Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement between a participant and us, upon the closing or consummation of the change of control:
•
Upon a change of control that qualifies as a company transaction in which outstanding awards could be converted, assumed, substituted for or replaced by a successor company, outstanding awards that vest based on continued employment will become vested and exercisable or payable, all applicable restrictions or forfeiture provisions will lapse, and such awards will terminate at the effective time of the change of control, only if and to the extent the awards are not converted, assumed, substituted for or replaced by a successor company.

•
In the event of a change of control that does not qualify as a company transaction or if outstanding time-based awards are not converted, assumed, substituted for or replaced by a successor company in a company transaction, the awards will become fully and immediately vested and exercisable or payable, and all applicable restrictions or forfeiture provisions, will lapse immediately prior to the change of control and the awards will terminate at the effective time of the change of control.

•
All outstanding performance-based awards for which the payout level has been determined will be paid in accordance with the payout schedule for the award. All outstanding performance-based awards for which the payout level has not been determined will be prorated based on actual results measured against the performance goals as of the effective date of the change of control and will be paid in accordance with the payout schedule for the award. With respect to a change of control that is a company transaction in which the awards could be converted, assumed, substituted for or replaced by the successor company, such awards will terminate at the effective time of the change of control if and to the extent the awards are not converted, assumed, substituted for or replaced by the successor company.

•
In the event of a company transaction, the administrator, in its discretion, may provide that a participant’s outstanding awards will be cashed out, net of any purchase or exercise prices applicable to such awards.

The Inducement Plan generally defines “change of control” as the occurrence of any of the following events:
•
an acquisition of 50% or more of the combined voting power of our outstanding voting securities other than by virtue of a merger, consolidation or similar transaction; or

•
a “corporate transaction”.

The Inducement Plan generally defines a “corporate transaction” as the occurrence of any of the following events:
•
a merger, consolidation or similar transaction directly or indirectly involving the Company and, immediately after the consummation of such transaction, the stockholders of the Company immediately prior to the transaction do not own, directly or indirectly, either outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction, or more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

•
a sale in one transaction or a series of transactions undertaken with a common purpose of more than 50% of the Company’s outstanding voting securities; or

•
a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to a person or entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale or other disposition.

If we dissolve or liquidate, unless the administrator determines otherwise, outstanding awards will terminate immediately prior to such dissolution or liquidation.
Amendment and Termination.   Our compensation committee is permitted to amend the Inducement Plan or any outstanding award granted under the Inducement Plan, provided that such amendment would not require approval of our stockholders pursuant to the Listing Rule. Amendment of an outstanding award generally may not materially adversely affect a participant’s rights under the award without the participant’s written consent, subject to certain limited exceptions set forth in the Inducement Plan. In addition, the compensation committee has broad authority to amend the Inducement Plan or any outstanding award without the consent of a participant, but subject to compliance with the Listing Rule, to the extent the compensation committee deems necessary or advisable to (a) comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules and other applicable law, rules and regulations, (b) to ensure that an award is not subject to certain additional taxes, interest or penalties or (c) correct clerical or typographical errors.
Our Board or the compensation committee may suspend or terminate all or any portion of the Inducement Plan at any time, but in such event, outstanding awards will remain outstanding in accordance with their existing terms and conditions. The Inducement Plan has no fixed expiration date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and footnotes set forth information with respect to the beneficial ownership of our common stock as of February 24, 2025 by:
•
each stockholder, or group of affiliated stockholders, who beneficially owns more than 5% of the outstanding shares of our common stock;

•
each of our NEOs;

•
each of our current directors and nominees; and

•
all of our current directors and current executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, we believe each person identified in the table possesses sole voting and investment power with respect to all shares of common stock beneficially owned by them.
Applicable percentage ownership in the following table is based on 49,651,482 shares of common stock outstanding as of February 24, 2025. RSUs, which vest or will vest within 60 days of February 24, 2025, are deemed to be outstanding for calculating the number and percentage of outstanding shares of the person holding such RSUs, but are not deemed to be outstanding for calculating the percentage ownership of any other person. Beneficial ownership or voting power representing less than 1% is denoted with an asterisk (*).
Unless otherwise noted below, the address of each person listed on the table is c/o Applied Optoelectronics, Inc., 13139 Jess Pirtle Blvd, Sugar Land, Texas 77478.
Names of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Greater than 5% Stockholders:
BlackRock, Inc(1)	3,037,392	6.12%
D.E. Shaw & Co., L.P. and related entities and persons(2)	2,501,830	5.04%
Directors and Named Executive Officers:
Chih-Hsiang (Thompson) Lin(3)	1,016,077	2.05%
Che-Wei Lin(4)	232,494	*
William H. Yeh(5)	219,416	*
Richard B. Black(6)	153,691	*
Cynthia (Cindy) DeLaney(7)	123,199	*
Min-Chu (Mike) Chen(8)	175,932	*
Elizabeth Loboa(9)	110,588	*
Hung-Lun (Fred) Chang(10)	106,061	*
Stefan J. Murry(11)	107,123	*
Shu-Hua (Joshua) Yeh(12)	183,853	*
David Kuo(13)	35,284	*
All executive officers and directors as a group (11 persons)(14)	2,463,718	4.96%

(1)
Beneficial ownership as of September 30, 2024 as reported by BlackRock, Inc. (“BlackRock”) on a Schedule 13G filed with the SEC on November 8, 2024, pursuant to which BlackRock has sole voting power with respect to 2,965,614 shares and sole dispositive power with respect to 3,037,392 shares on behalf of itself and the following subsidiaries: BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Fund Managers Ltd, BlackRock Asset Management Schweiz AG and BlackRock Investment Management, LLC. The principal address for BlackRock is 50 Hudson Yards, New York, NY 10001.

(2)
Beneficial ownership as of January 8, 2025 as reported by D. E. Shaw & Co., L.P., D. E. Shaw & Co., L.L.C., and David E. Shaw on a Schedule 13G filed with the SEC on January 15, 2025, pursuant to which D. E. Shaw & Co., L.P. has shared voting power and shared dispositive power with respect to 2,501,830 shares; D. E. Shaw & Co., L.L.C. has shared voting power and shared dispositive power with respect to 2,470,480 shares; and David E. Shaw has shared voting power and shared dispositive power with respect to 2,501,830 shares. D. E. Shaw & Co., L.P. may be deemed to beneficially own 2,501,830 shares, composed of (i) 1,421,445 shares in the name of D. E. Shaw Valence Portfolios, L.L.C., (ii) 224,800 shares that D. E. Shaw Valence Portfolios, L.L.C. has the right to acquire through the exercise of call options, (iii) 761,835 shares in the name of D. E. Shaw Oculus Portfolios, L.L.C., (iv) 62,300 shares in the name of D. E. Shaw Composite Portfolios, L.L.C., and (v) 31,450 shares under the management of D. E. Shaw Investment Management, L.L.C. D. E. Shaw & Co., L.L.C. may be deemed to beneficially own 2,470,480 shares, composed of (i) 1,421,445 shares in the name of D. E. Shaw Valence Portfolios, L.L.C., (ii) 224,800 shares that D. E. Shaw Valence Portfolios, L.L.C. has the right to acquire through the exercise of call options, (iii) 761,835 shares in the name of D. E. Shaw Oculus Portfolios, L.L.C., (iv) 62,300 shares in the name of D. E. Shaw Composite Portfolios, L.L.C., and (v) 100 shares in the name of D. E. Shaw Investment Management Special Investment Fund, L.L.C. David E. Shaw may be deemed to beneficially own 2,501,830 shares, composed of (i) 1,421,445 shares in the name of D. E. Shaw Valence Portfolios, L.L.C., (ii) 224,800 shares that D. E. Shaw Valence Portfolios, L.L.C. has the right to acquire through the exercise of call options, (iii) 761,835 shares in the name of D. E. Shaw Oculus Portfolios, L.L.C., (iv) 62,300 shares in the name of D. E. Shaw Composite Portfolios, L.L.C., and (v) 31,450 shares under the management of D. E. Shaw Investment Management, L.L.C. David E. Shaw does not own any shares directly. By virtue of David E. Shaw’s position as the President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., L.P., which in turn is the investment adviser of D. E. Shaw Valence Portfolios, L.L.C., D. E. Shaw Oculus Portfolios, L.L.C., and D. E. Shaw Composite Portfolios, L.L.C. and the managing member of D. E. Shaw Investment Management, L.L.C., which in turn is the investment adviser of D. E. Shaw Investment Management Special Investment Fund, L.L.C., and by virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the manager of D. E. Shaw Valence Portfolios, L.L.C., D. E. Shaw Oculus Portfolios, L.L.C., D. E. Shaw Composite Portfolios, L.L.C., and D. E. Shaw Investment Management Special Investment Fund, L.L.C., David E. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 2,501,830 shares as described above, and, therefore, David E. Shaw may be deemed to be the beneficial owner of such shares. David E. Shaw disclaims beneficial ownership of such shares. The principal address for each reporting person is Two Manhattan West, 375 Ninth Avenue, 52nd Floor, New York, NY, 10001.

(3)
Includes an aggregate of (i) 966,059 shares of common stock and (ii) 50,018 RSUs which vest within 60 days of February 24, 2025. Dr. Lin is our President, Chief Executive Officer and Chairman of the Board.

(4)
Includes an aggregate of (i) 228,374 shares of common stock and (ii) 4,120 RSUs which vest within 60 days of February 24, 2025. Mr. Lin is a member of our Board.

(5)
Includes an aggregate of (i) 215,296 shares of common stock and (ii) 4,120 RSUs which vest within 60 days of February 24, 2025. Mr. Yeh is a member of our Board.

(6)
Includes an aggregate of (i) 149,571 shares of common stock and (ii) 4,120 RSUs which vest within 60 days of February 24, 2025. Mr. Black is a member of our Board.

(7)
Includes an aggregate of (i) 116,699 shares of common stock; (ii) 4,120 RSUs which vest within 60 days of February 24, 2025; and (iii) 2,380 shares of common stock held of record by Norman Kinsella. Mr. Kinsella is Ms. DeLaney’s spouse. Ms. DeLaney is a member of our Board.

(8)
Includes an aggregate of (i) 156,812 shares of common stock; (ii) 4,120 RSUs which vest within 60 days of February 24, 2025; and (iii) 15,000 shares of common stock held of record by Yuh-Mei Chung. Ms. Chung is Dr. Chen’s spouse. Dr. Chen is a member of our Board.

(9)
Includes an aggregate of (i) 106,468 shares of common stock and (ii) 4,120 RSUs which vest within 60 days of February 24, 2025. Dr. Loboa is a member of our Board.

(10)
Includes an aggregate of (i) 90,458 shares of common stock and (ii) 15,603 RSUs which vest within 60 days of February 24, 2025. Dr. Chang is our Senior Vice President and North America General Manager.

(11)
Includes an aggregate of (i) 89,913 shares of common stock and (ii) 17,210 RSUs which vest within 60 days of February 24, 2025. Dr. Murry is our Chief Financial Officer and Chief Strategy Officer.

(12)
Includes an aggregate of (i) 169,424 shares of common stock and (ii) 14,429 RSUs which vest within 60 days of February 24, 2025. Mr. Yeh is our Senior Vice President and Asia General Manager.

(13)
Includes an aggregate of (i) 24,787 shares of common stock; and (ii) 10,497 RSUs which vest within 60 days of February 24, 2025. Mr. Kuo is our Senior Vice President, Chief Legal and Compliance Officer and Corporate Secretary.

(14)
Includes an aggregate of (i) 2,313,861 shares of common stock; (ii) 132,477 RSUs that vest within 60 days of February 24, 2025; and (iii) 17,380 shares of common stock held by beneficial ownership.

STOCKHOLDER PROPOSALS OR NOMINATIONS
TO BE PRESENTED AT NEXT ANNUAL MEETING
Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2025 annual meeting of stockholders (the “2025 Annual Meeting”). As described in our annual proxy statement for the 2024 Annual Meeting, filed on April 26, 2024, stockholder proposals intended to be included in our proxy materials to be distributed in connection with the 2025 Annual Meeting must have been received, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), by the Corporate Secretary, Applied Optoelectronics, Inc., 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, no later than the close of business on December 27, 2024. Stockholders must comply with the procedures and requirements of Rule 14a-8 for their proposal to be included in our proxy statement for the 2025 Annual Meeting.
Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our nominating and corporate governance committee reviews all stockholder proposals and makes recommendations to the Board for actions on such proposals.
In addition, our Bylaws provide that any stockholder intending to nominate a candidate for election to the Board or to propose any business at our 2025 Annual Meeting, other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given), which for 2025, will be no earlier than the close of business on February 6, 2025 nor later than the close of business on March 8, 2025. The notice must include the information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2025 Annual Meeting is held more than 30 days before or more than 60 days after the first anniversary of the date of the 2024 Annual Meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2025 Annual Meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. In addition to satisfying the foregoing requirements under our Bylaws with respect to advance notice of any nomination, any stockholder that intends to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 Annual Meeting in accordance with Rule 14a-19 under the Exchange Act must provide notice to the Corporate Secretary at the address above no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting (for the 2025 Annual Meeting, such notice must be provided by April 7, 2025). Any such notice of intent to solicit proxies must comply with all the requirements of Rule 14a-19. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, as applicable, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any stockholder proposal or nomination. To make a submission or request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.
TRANSACTION OF OTHER BUSINESS
As of the date of this Proxy Statement, the Board knows of no other business that will be conducted at the Special Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy on such matters in accordance with their best judgment.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering one copy of these materials, other than the proxy card, to those stockholders. This process, which is commonly referred to as “householding,” can mean extra convenience for stockholders and cost savings for the Company. Beneficial stockholders can request information about householding from their banks, brokers, or other holders of record. Through householding, stockholders of record who have the same address and last name will receive only one copy of our Proxy Statement, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce printing costs and postage fees.
Stockholders who participate in householding will continue to receive separate proxy cards. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Proxy Statement, or if you hold stock in more than one account and wish to receive only a single copy of the Proxy Statement for your household, please contact Broadridge Householding Department, in writing, at 51 Mercedes Way, Edgewood, New York 11717, or by phone at (800) 542-1061 or (866) 540-7095. If you are a beneficial owner, please contact your bank, broker or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple copies by revoking your consent to householding or wish to request single copies of the proxy materials in the future.
By order of the Board,
David Kuo
Chief Legal and Compliance Officer and Corporate Secretary
[           ], 2025

APPENDIX A
APPLIED OPTOELECTRONICS, INC.
AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
Originally adopted by the Board on June 3, 2021
Originally approved by the stockholders on June 3, 2021
As amended and restated effective as of June 2, 2022, June 8, 2023 and [           ], 2025
1.   Purpose of the Plan.   The Company has adopted the Amended and Restated 2021 Equity Incentive Plan to attract, retain and motivate individual service providers to the Company and its Related Companies by providing them the opportunity to acquire an equity interest in the Company and align their interests and efforts with the long-term interests of the Company’s stockholders. This Plan is intended to be the successor to the Company’s Amended and Restated 2013 Equity Incentive Plan (the “Prior Plan”). No new awards may be granted under the Prior Plan from and after the Effective Date.
2.   Definitions.   Capitalized terms used in the Plan have the meanings set forth in Appendix A.
3.   Administration.
(a)   Administrator.   The Administrator is the Board or a Committee duly authorized by the Board (for so long as such authorization is extended). The Board and any Committee may have concurrent authority to administer the Plan. All references in the Plan to the “Administrator” will be to the Board or the authorized Committee.
(i)   Rule 16b-3.   To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, those transactions will be structured to satisfy the requirements for exemption under Rule 16b-3, including that the Award will be granted by the Board or a Committee that consists solely of two or more non-employee directors (as determined under Rule 16b-3(b)(3)) and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(ii)   Delegation to an Officer.   The Administrator may delegate to one or more officers of the Company the authority to do one or both of the following: (A) designate employees who are not officers of the Company or members of the Board to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (B) determine the number of shares of Common Stock to be subject to the Awards granted to those employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the information required under Section 157(c) of the Delaware General Corporation Law (or any successor statute or rule thereto), including the total number of shares of Common Stock that may be subject to the Awards granted by the officer and that the officer may not grant an Award to themselves. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Administrator, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, the Administrator may not delegate to an officer who is acting solely in the capacity of an officer (and not also as a member of the Board) the authority to determine Fair Market Value of a share of Common Stock for purposes of determining the exercise price of Options or SARs.
(b)   Powers of Administrator.   The Administrator will have full power and exclusive authority, subject to the terms of this Plan, restrictions under Applicable Law, and the delegation of authority from the Board, to:
(i)   select which Eligible Persons will be granted Awards;
(ii)   determine the type of Awards, number of shares of Common Stock covered by the Award, the Fair Market Value of the shares, and the terms and conditions of that Award (including when the

Award may vest, be exercised (including prior to vesting), or settled, whether the Award carries rights to dividends or Dividend Equivalents, and whether the Award is to be settled in cash, shares of Common Stock, or other property) and the form of Award Agreement;
(iii)   determine whether, to what extent and under what circumstances Awards may be amended (including to waive restrictions, accelerate vesting or extend exercise periods), tolled, cancelled or terminated;
(iv)   interpret and administer the Plan, any Award Agreement and any other agreements or documents related to the administration of Awards;
(v)   establish rules, and delegate ministerial duties to the Company’s employees consistent with Applicable Law, for the proper administration of the Plan; and
(vi)   make any other determination and take any other action that the Administrator deems necessary or desirable for administration of the Plan.
The Administrator’s decisions will be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person.
4.   Shares Subject to the Plan.
(a)   Authorized Number of Shares.   Subject to adjustment from time to time as provided in this Plan, the maximum aggregate number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) will be the sum of:
(i)    8,534,000 shares, plus
(ii)   any shares of Common Stock that, as of the Effective Date, are available to be made subject to new grants under the Prior Plan, which shares will cease to be available for issuance under the Prior Plan as of the Effective Date and instead become available under this Plan, plus
(iii)   up to 1,613,762 shares of Common Stock subject to awards granted under the Prior Plan that, on or after the Effective Date, would otherwise return to the share reserve of the Prior Plan under the terms of the Prior Plan (excluding shares tendered or withheld to pay the exercise or purchase price of or withholding taxes due on an award granted under the Prior Plan, but including shares subject to Lapsed Awards (as defined in the Prior Plan)), which shares will cease to be available under the Prior Plan and will become available under this Plan effective on the date the shares would otherwise return to the Prior Plan.
The maximum aggregate Share Reserve (the sum of (i), (ii) and (iii)) will not exceed 10,147,762 shares of Common Stock. Shares issued under the Plan will be drawn from authorized and unissued shares or treasury shares.
(b)   Share Use.
(i)   If any Award lapses, expires, terminates or is forfeited or canceled due to failure to earn or exercise the Award prior to the issuance of shares thereunder, if shares are issued to a Participant but are forfeited to or repurchased by the Company at their original exercise or purchase price pursuant to the Company’s reacquisition or repurchase rights under the Plan, including any forfeiture or repurchase caused by the failure to meet a contingency or condition required for the vesting of such shares, or if an Award is settled in cash or other property, then those shares will revert to and be available for issuance under the Plan.
(ii)   Shares tendered to or withheld by the Company to pay the exercise or purchase price of an Award or to satisfy any tax withholding obligation in connection with the exercise or settlement of an Award will be deemed issued and not be added back to the Share Reserve. Vested shares that have been issued under an Award and subsequently forfeited or reacquired by the Company will not be added back to the Share Reserve. If any shares of Common Stock are repurchased by the Company on the open market with the proceeds of the exercise or purchase price of an Award, then the number of shares so repurchased shall not remain available for subsequent issuance under the Plan.

(iii)   If a Participant receives dividends or Dividend Equivalents in respect of an Award in the form of shares or reinvests cash dividends or Dividend Equivalents paid in respect of Awards into shares of Common Stock, those shares will not reduce the Share Reserve, unless expressly determined otherwise by the Administrator.
(iv)   No fractional shares may be issued under the Plan; however, cash shall be paid in lieu of any fractional Share in settlement of an Award.
(v)   The Administrator may grant Substitute Awards under the Plan. If the Board approves a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, the grant of those substitute or assumed awards will be deemed to be the action of the Administrator without any further action by the Administrator, and the persons holding the newly substituted or assumed Awards will be deemed to be Participants.
5.   Eligibility & Award Size Limits.
(a)   Eligible Recipients.   The Administrator may grant Awards (i) to any employee (including any officer) of the Company or a Related Company and (ii) to any independent contractor (including directors, consultants and advisors) who is a natural person for bona fide services rendered to the Company or any Related Company, provided (A) the services are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities, in each case within the meaning of Form S-8 promulgated under the Securities Act and (B) the grant of an Award or issuance of the shares thereunder does not cause the Company to lose the ability to register the issuance of the shares under Form S-8.
(b)   Award Limits.   Subject to adjustment as provided in Section 12, the Administrator may not grant Awards under the Plan in excess of the following limits (each, an “Award Limit”):
(i)   Outside Directors.   Notwithstanding any provision in the Plan to the contrary, the aggregate amount of all compensation granted during any calendar year to any member of the Board who is not an employee of the Company (“Outside Director”), including any Awards (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or meeting fee paid or provided for service on the Board or any committee thereof, or any Award granted in lieu of any such cash retainer or meeting fee, shall not exceed $750,000, with the value increased to $1,000,000 for any Outside Director that joins the Company during the fiscal year. Awards granted under the Plan will be considered in determining compliance under the Company’s Stock Ownership and Retention Guidelines.
(ii)   Other Participants.   In any calendar year, no Participant who is an employee or consultant of the Company or any Related Company (other than in the capacity of an Outside Director) on the grant date may be granted under this Plan (A) stock-settled Awards with an aggregate grant date fair value (as calculated for the Company’s financial reporting purposes, but assuming for awards with performance-based conditions that the number of shares is the target number of shares and applying the valuation calculation as if such awards vest based on the Company’s standard time-based vesting schedule) of greater than $10,000,000 or (B) cash-settled Awards with an aggregate grant date fair value (as calculated for the Company’s financial reporting purposes) of greater than $10,000,000, in each case, increased to $12,000,000 in the calendar year in which the Participant first becomes an employee or consultant of the Company or a Related Company. Any Awards granted to a Participant while the Participant served as an Outside Director will not count toward these Award Limits.
6.   Provisions Applicable to All Awards.
(a)   Grant Date.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the

Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, received by, or accepted by, the Participant.
(i)   Clerical Errors.   If the Administrator’s records (e.g., consents, resolutions or minutes) documenting the corporate action granting the Award contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the Administrator’s records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.
(ii)   Grants Prior to Start Date.   If the Administrator attempts to grant an Award effective as of a date in the future, and if the Award recipient is not in service with the Company or a Related Company as of that future date (either due to failure to commence service by that future date or a Termination of Service), then as of that future date, the Award will be deemed null, void and of no force and effect without any further action by the Administrator, and the individual will have no rights, title or interests in or to the Award or the shares of Common Stock underlying the Award.
(b)   Evidence of Awards.   The Administrator will document all Awards by a written instrument (which may include electronic writings such as smart contracts and distributed ledger entries) that contains the material terms of the Award, including but not limited to the consideration to be paid to receive the award (including the Participant’s services to the Company or a Related Company), the exercise or purchase price (if any), the vesting schedule (including any performance vesting triggers), and the Company’s rights to repurchase or reacquire the shares subject to the Award.
(c)   Other Governing Documents.   The Administrator may require a Participant, as a condition to receiving shares under the Plan, to sign additional documentation as reasonably required by the Administrator for compliance with Applicable Laws and the orderly administration of the Plan.
(d)   Payments for Shares and Taxes.   The Administrator will determine the forms of consideration a Participant may use to pay the exercise or purchase price for shares issued under Awards and any withholding taxes or other amounts due in connection with Awards. A Participant must pay all consideration due in connection with the Award (including withholding taxes) before the Company will issue the shares being acquired. The Administrator may (but is not required to) permit the use of the following forms of consideration:
(i)   cash or cash equivalent, including checks, wire transfers, ACH payments, and convertible virtual currencies;
(ii)   having the Company withhold shares of Common Stock and any other consideration that would otherwise be issued under an Award (other than in respect of an Incentive Stock Option) that have an aggregate Fair Market Value on that date equal to the consideration owed to the Company, including in connection with a Change of Control (a “Withhold to Cover”);
(iii)   tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant free and clear of any liens, claims or other encumbrances that have an aggregate Fair Market Value on that date equal to the consideration owed to the Company, but only if the tender will not result in any adverse accounting consequences to the Company;
(iv)   if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by Applicable Laws, delivery of a properly executed agreement, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the consideration due to the Company, all in accordance with the regulations of the Federal Reserve Board (a “Public Sell to Cover”); and/or
(v)   such other consideration as the Administrator may permit.
A Participant may request or authorize the Administrator to withhold amounts owed under this Plan from cash payments otherwise owed to the Participant by the Company or a Related Company. If a Participant engages in a Withhold to Cover transaction to pay for applicable tax withholdings, the value of the shares so withheld may not exceed the employer’s applicable maximum required tax withholding rate or such other applicable rate as is necessary to avoid adverse treatment for financial accounting purposes, as determined by the Administrator.
(e)   Vesting.   Unless otherwise provided by the Administrator, a Participant will cease vesting in an Award at the time of the Participant’s Termination of Service and the Participant will have no further rights, title or interests in or to the unvested portion of the Award following the Termination of Service.
(f)   Performance-Based Awards.   The Administrator may grant Awards subject to performance-based conditions. The Administrator may choose the performance-based conditions in its sole discretion, which may be determined on a Company-wide, divisional, business unit or individual basis and may include the Performance Metrics. The time period during which the performance-based conditions must be met will be called the “Performance Period.”
(g)   Change in Service; Leaves of Absence.   The Administrator will determine the effect on Awards of a Participant’s leave of absence or change in hours of employment or service. In general, if, after the Grant Date of any Award to a Participant, the Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Related Companies is reduced (for example, and without limitation, if the Participant has a change in status from a full-time employee to a part-time employee, or if the Participant goes on a leave of absence without using paid vacation or sick days), the Administrator has the right in its sole discretion (and without the need to seek or obtain the consent of the affected Participant) to (i) make a corresponding reduction in the number of shares, other property or cash subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award (but only if the modification would not cause the Participant to incur penalties or additional taxation under Section 409A). If an Award is reduced, the Participant will have no right with respect to the portion of the Award that is so reduced.
(h)   Applicability of Award Terms to New Property.   If a Participant receives new or additional shares of Common Stock, other securities, other property, or cash in respect of an Award, those shares, securities, property and cash will be subject to all the same terms of the Plan and the Award Agreement as applied to the underlying shares of Common Stock subject to that Award.
(i)   Dividends and Dividend Equivalents.   The Administrator, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to receive dividends or Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Awards are settled or forfeited. The dividends or Dividend Equivalents, if any, will be credited to an Award in such manner and subject to such terms and conditions as determined by the Administrator in its sole discretion subject to the provisions of the Plan. However, dividends and Dividend Equivalents will be subject to the same vesting provisions as the Awards to which they relate, and while amounts may accrue while the Award or Dividend Equivalent is unvested, the amounts payable with respect to Dividend Equivalents or dividends will not be paid before the Dividend Equivalent or the Award to which it relates vests. If a dividend or distribution is paid in shares of Common Stock or any other adjustment is made on a change in the capital structure of the Company as described in Section 12, appropriate adjustments will be made to the Participant’s Award and the associated Dividend Equivalent so that it represents the right to receive on settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the consideration issuable on settlement of the Award, and all such new, substituted or additional securities or other property will be immediately subject to the same vesting and settlement conditions as are applicable to the Award. Dividend Equivalents will be subject to the same Award Limits applicable to the underlying Award.
(j)   Recoupment.   All Awards are subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law. The implementation of any clawback policy will not be deemed a triggering event for purposes of any definition of “good reason” for resignation or “constructive termination.”

(k)   Investigations.   If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant will be terminated for Cause, all the Participant’s rights under any Award will likewise be suspended during the period of investigation.
(l)   No Obligation to Notify or Minimize Taxes.   The Company and the Administrator will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising the Participant’s rights under an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
7.   Options & SARs.
(a)   Exercise Price.
(i)   Generally, the Administrator may not grant Options or SARs with an exercise price per share less than 100% of the Fair Market Value of the Common Stock on the Grant Date.
(ii)   The Administrator may grant Options or SARs with a price less than 100% of the Fair Market Value in the case of Substitute Awards.
(iii)   Without the approval of the Company’s stockholders, the Administrator may not engage in a transaction that is commonly referred to as a “repricing” of an outstanding Option or SAR, including (A) reducing the exercise price of an outstanding Option or SAR with an exercise price greater than the then-current Fair Market Value of the Common Stock (an “Underwater Award”), (B) cancelling an Underwater Award and granting in substitution (1) an Award with a lower exercise price, (2) cash, and/or (3) other consideration determined by the Administrator, or (C) take any other action that is treated as a “repricing” under generally accepted accounting principles.
(b)   Term.   The maximum term of an Option or SAR will be 10 years from the Grant Date, subject to earlier termination in accordance with the terms of the Plan and the Award Agreement.
(c)   Conditions to Exercise.
(i)   To exercise an Option or SAR, the Participant must deliver (A) the exercise agreement stating the number of shares being purchased and, if applicable, the account number or digital wallet address into which the shares should be deposited, (B) payment in full of the exercise price and any tax withholding obligations, and (C) any additional documents required by the Company as a condition to exercise. The Company will not initiate the settlement on the exercise of an Option or SAR until the Company has verified that all conditions necessary for the exercise of the Award have been satisfied (including compliance with Applicable Laws), all the foregoing steps have been completed and the Company initiates the issuance of the shares in the Participant’s name. The Company will issue exercised shares promptly after the exercise.
(ii)   The Administrator may modify the exercise agreement form and the procedure for exercise, from time to time, including after the Grant Date of an Award, without the Participant’s consent. The Administrator may restrict exercise to those times when the exercise will not violate Applicable Laws. In addition, the Administrator may prohibit exercise during any “blackout” or “closed” trading windows under the Company’s insider trading policies (as amended from time to time).
(iii)   The Administrator may require that an Option may be exercised only for whole shares and for not less than a reasonable number of shares at any one time.
(d)   Non-Exempt Employees.   If an Option or SAR is granted to an employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least 6 months following the Grant Date of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a disability, (ii) on a Change of Control in which such Option or SAR is not assumed, continued, or substituted, or (iii) on the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than 6 months following the Grant Date. The foregoing provision is intended to operate so that any income derived by a non-exempt employee from the exercise or vesting of an Option or SAR will be exempt from the employee’s regular rate of pay. If required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee from the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this paragraph will apply to all Awards and are hereby incorporated by reference into such Award Agreements.
(e)   Effect of Termination of Service.   The Administrator will establish and define in the Award Agreement how an Option or SAR will be treated on a Termination of Service. Unless otherwise set forth in the Award Agreement or otherwise determined by the Administrator, the following treatment will apply:
(i)   Any portion of an Award that is not vested and exercisable on the date of a Participant’s Termination of Service will expire on the Participant’s Termination of Service.
(ii)   Any portion of an Award that is vested and exercisable on the date of a Participant’s Termination of Service will expire on the earliest to occur of the following, if not exercised by that date:
(A)   if the Participant’s Termination of Service occurs for reasons other than Cause, Disability or death, the date that is 3 months after such Termination of Service;
(B)   if the Participant’s Termination of Service occurs by reason of Cause, the date of the Termination of Service;
(C)   if the Participant’s Termination of Service occurs by reason of death or Disability, the date that is 12 months after such Termination of Service;
(D)   if the Administrator determines during any of the foregoing post-termination exercise periods that Cause for termination existed at the time of the Participant’s Termination of Service, immediately on such determination;
(E)   if, during any of the foregoing periods, the Company undergoes a Change of Control and the successor or acquiring entity refuses to assume, continue, replace or substitute an equivalent the Award, then at the effective time of the Change of Control; and
(F)   the Award Expiration Date.
(f)   Extension Under Limited Circumstances.   The Administrator may provide that:
(i)   if the exercise of an Option or SAR following the Termination of Service (other than upon the Participant’s death or Disability) would result in liability under Section 16(b) of the Exchange Act, then the Award will terminate on the earlier of (A) the Award Expiration Date, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b) of the Exchange Act; or
(ii)   if the exercise of the Award following the Participant’s Termination of Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or the Company’s insider trading policy, then the Award will terminate on the earlier of (A) the Award Expiration Date or (B) the expiration of a period of thirty (30) days (or such longer period of time as determined by the Administrator in its sole discretion) after the Termination of Service during which the exercise of the Award would not be in violation of such registration requirements or insider trading policy requirements.
8.   Incentive Stock Option Limitations.   The terms of an Incentive Stock Option must comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, each of which is incorporated by reference into this Plan. The Administrator will construe the terms of any Option granted as an Incentive Stock Option within the meaning of Section 422 of the Code, and if the Option (or a portion thereof) does not meet the requirements of Section 422 of the Code, that Option (or that portion) will be treated as a Nonqualified Stock Option. The requirements of Section 422 include the following:
(a)   ISO Limit.   The maximum number of shares that may be issued on the exercise of Incentive Stock Options will equal the Share Reserve (the “ISO Limit”). Each increase to the Share Reserve authorized by the Board and stockholders after the Effective Date will also result in a corresponding increase in this ISO Limit, unless otherwise expressly provided in the Board or stockholder resolutions approving such increase.
(b)   ISO Granting Period.   No Incentive Stock Options may be granted more than 10 years after the later of (i) the adoption of the Plan by the Board and (ii) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code. For clarity, any stockholder approved amendment of the Share Reserve that also amends the ISO Limit will be deemed the adoption of a new plan for purposes of Code Section 422 and therefore an extension of the period in which Incentive Stock Options may be granted, unless otherwise expressly provided for in the stockholder resolutions approving such increase.
(c)   ISO Qualification.   If the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000 (or such other limit established by the Code), or if the Option otherwise does not comply with the requirements under Section 422 of the Code, the Option (or the portion that does not meet the requirements of Section 422) will be treated as a Nonqualified Stock Option. Options will be taken into account in the order in which they were granted. If the Participant holds 2 or more Options that become exercisable for the first time in the same calendar year, such limitation will be applied on the basis of the order in which such Options are granted.
(d)   Eligible Employees.   Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options. This Plan does not prohibit the grant of Incentive Stock Options to employees who reside or work outside of the United States.
(e)   Exercise Price.   Incentive Stock Options will be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (as determined under the Code, a “Ten Percent Stockholder”), will be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The Administrator will determine status as a Ten Percent Stockholder in accordance with Section 422 of the Code.
(f)   Option Term.   The maximum term of an Incentive Stock Option will not exceed 10 years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, will not exceed 5 years, in each case, subject to earlier termination in accordance with the terms of the Plan and the Award Agreement.
(g)   Exercisability.   An Option designated as an Incentive Stock Option will cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (i) more than 3 months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (ii) more than 1 year after the date of a Participant’s termination of employment if termination was by reason of disability (as defined for purposes of Code Section 422), or (iii) more than 6 months following the first day of a Participant’s leave of absence that exceeds 3 months, unless the Participant’s reemployment rights are guaranteed by statute or contract (as such rule is explained in Code Section 422).
(h)   Taxation of Incentive Stock Options.   To obtain the tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired on the exercise of an Incentive Stock Option for 2 years after the Grant Date and 1 year after the date of exercise (that is, the Participant must not Transfer the shares until at least the day after the expiration of these periods). A

Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant must give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of these holding periods.
(i)   Code Definitions.   For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” will have the meanings attributed to those terms for purposes of Section 422 of the Code.
(j)   Stockholder Approval.   No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the stockholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).
9.   Restricted Stock, Restricted Stock Units and Other Stock Based Awards.
(a)   Restricted Stock.   The Administrator will specify whether the Award is a Restricted Stock Purchase Award or a Restricted Stock Bonus Award.
(i)   Section 83(b) Election.   The Administrator may require that the Participant deliver a completed copy of the Participant’s Section 83(b) election, the taxes due in connection with that election and evidence of timely receipt of the Section 83(b) election by the Internal Revenue Service. If a Participant fails to satisfy these requirements, the Administrator will instruct the Company to withhold/remit (if applicable) taxes on, and report to the applicable taxing authorities, the income recognized on each subsequent vesting date of the Award in accordance with Applicable Law. In the alternative, the Administrator may grant the Award of Restricted Stock subject to a forfeiture condition whereby failure to satisfy these requirements results in the forfeiture of all unvested shares of Common Stock subject to the Award at the Participant’s original purchase price (or for no consideration, in the case of a Restricted Stock Bonus Award).
(b)   Restricted Stock Units.
(i)   If the Administrator grants Restricted Stock Units intended to be exempt from Section 409A under Treasury Regulation Section 1.409A-1(b)(4), then (A) the Company will treat each installment of Restricted Stock Units that vests as a separate installment for purposes of Section 409A, and (B) the Company will deliver the vested shares of Common Stock (or other property or cash due on vesting) not later than the last day of the period determined under Treasury Regulation Section 1.409A-1(b)(4), which is incorporated by reference into this Plan.
(ii)   If the Administrator grants Restricted Stock Units intended to be compliant deferred compensation under Treasury Regulation Section 1.409A-3, then (A) the Company will treat each installment of Restricted Stock Units that vests as a separate installment for purposes of Section 409A, and (B) if the Award Agreement fails to state at least one permitted distribution event or form of payment, the Award Agreement will be deemed to provide that the earlier to occur of a Change of Control and the date that is the first day of the 6th calendar year after the Grant Date as the permitted distribution dates and a lump sum payment as the form of payment.
(c)   Other Stock Awards.   The Administrator may grant or sell Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, shares of the Company’s Common Stock. The Administrator will determine the form of such Award and the terms and conditions to earning the Award in its sole discretion, including the number of shares referenced by the Award, the vesting schedule, whether it will be settled in Common Stock, cash or other property, and when it will be settled.
10.   Tax Matters.
(a)   Withholding.   The Company will require the Participant to pay to the Company or a Related Company, as applicable, the amount of (i) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with respect to an Award and (ii) any other amounts due from the Participant to the Company, any Related Company or any governmental authority. The Company will not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied. As a result, a

Participant may not be able to exercise an Award or have an Award settled, even though the Award is vested, unless and until such obligations are satisfied. As a condition to acceptance of any Award under the Plan, (i) a Participant authorizes withholding by the Company or a Related Company from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or a Related Company which arise in connection with the Award and (ii) a Participant agrees to indemnify and hold the Company and the Related Companies harmless from any failure by the Company or a Related Company to withhold the proper amount. The Administrator makes no representations that Awards granted under the Plan will, and makes no undertaking to, minimize the tax impact to the Participant.
(b)   Section 409A.   The Company intends that the Plan and Awards granted under the Plan (unless otherwise expressly provided for in the Award Agreement and Administrator resolutions approving the Award) are exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5) or 1.409A-1(b)(6), or otherwise. The Administrator will use reasonable best efforts to interpret, operate and administer the Plan and any Award granted under the Plan in a manner consistent with this intention. However, the Administrator makes no representations that Awards granted under the Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.
(i)   If Section 409A is applicable to any Award granted under the Plan (that is, to the extent not so exempt), the Administrator intends that the non-exempt Award will comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A.
(ii)   If necessary for exemption from, or compliance with, Section 409A:
(A)   All references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i).
(B)   The Administrator will treat each installment that vests or is delivered under an Award in a series of payments or installments as a separate payment for purposes of Section 409A, unless expressly set forth in the Award Agreement that each installment is not a separate payment.
(C)   If the Participant is a “specified employee,” within the meaning of Section 409A, then if necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the 6-month period immediately following the Participant’s “separation from service” will not be paid to the Participant during such period, but will instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is 6 months following the Participant’s separation from service or the Participant’s death, unless the amounts can be paid in another manner that complies with Section 409A.
(D)   If, after the Grant Date of an Award, the Administrator determines that an Award is reasonably likely to fail to be either exempt from or compliant with Section 409A, the Administrator reserves the right, but will not be required, to unilaterally (and without the affected Participant’s consent) amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A. Any such amendment or modification made to avoid the imposition of adverse taxation under Section 409A will be deemed not to materially adversely impact the Participant.
(E)   The right to any dividends or Dividend Equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right and must otherwise comply with or qualify for an exemption under Section 409A. In addition, the right to any dividends or Dividend Equivalents declared and paid on Restricted Stock must comply with or qualify for an exemption under Section 409A.
11.   Restrictions on Transfer of Awards and Common Stock.
(a)   No Transfer of Awards.   A Participant may not Transfer an Award or interest in an Award other than (i) Transfers on Participant’s death by will or by the Applicable Laws of descent and distribution, and (ii) Transfers of vested shares of Common Stock after the period of restrictions have lapsed or been removed and the shares have been issued to the Participant, and subject to compliance with the Company’s policies on trading in Company securities and Applicable Laws. In general, during a Participant’s lifetime, only the Participant granted the Award may exercise the Award or purchase the shares under the Award. The Administrator may permit the Transfer of an Award or an interest in an Award if that Transfer complies with all Applicable Laws, such as a transfer to a trust if the Participant is considered the sole beneficial owner of the trust (as determined under Applicable Laws) or pursuant to a court-endorsed domestic relations order in a format acceptable to the Administrator.
(b)   Refusal to Transfer.   The Company will not be required (i) to Transfer on its books any shares of Common Stock that have been purportedly Transferred in violation of any of the provisions of this Plan, or (ii) to treat as owner of the shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom the shares have purportedly been so Transferred. In general, any Transfer or purported Transfer of an Award or of shares of Common Stock issued under the Plan in violation of the Plan will be null and void, will have no force or effect.
12.   Changes to Company’s Common Stock.
(a)   If the Company undertakes a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure that constitutes an equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto) and that results in (i) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Administrator will make proportional adjustments in (A) the maximum number and kind of securities available for issuance under the Plan; (B) the maximum number and kind of securities issuable as Incentive Stock Options; (C) the maximum number and kind of securities subject to the Award Limits, and (D) the maximum number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid under the Award, in each case as necessary to prevent the diminution or enlargement of rights under this Plan. The determination by the Administrator as to the terms of any of the foregoing adjustments will be conclusive and binding. For clarity, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either on direct sale or on the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, will not affect, and no adjustment by reason thereof will be made with respect to, outstanding Awards.
(b)   Dissolution or Liquidation.   To the extent not previously exercised or settled, and unless otherwise determined by the Administrator in its sole discretion, Awards will terminate immediately prior to the dissolution or liquidation of the Company. If a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Administrator, the portion of the Award subject to that condition, provision or right will be forfeited immediately prior to the consummation of the dissolution or liquidation.
(c)   Change of Control.   The following provisions will apply to Awards in the event of a Change of Control unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Related Company and the Participant. In the event of a Change of Control:

(i)   All outstanding Awards that are subject to vesting based on continued employment or service with the Company or a Related Company shall become fully vested and immediately exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change of Control and such Awards shall terminate at the effective time of the Change of Control; provided, however, that with respect to a Change of Control that is a Company Transaction in which such Awards could be converted, assumed, substituted for or replaced by the Successor Company, such Awards shall become fully vested and exercisable or payable, all applicable restrictions or forfeiture provisions shall lapse, and such Awards shall terminate at the effective time of the Change of Control, only if and to the extent such Awards are not converted, assumed, substituted for or replaced by the Successor Company. If and to the extent that the Successor Company converts, assumes, substitutes for or replaces an Award, the vesting restrictions and/or forfeiture provisions applicable to such Award shall not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award.
(ii)   For the purposes of Section 12(c)(i), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Company Transaction the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Administrator may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Administrator, and its determination shall be conclusive and binding.
(iii)   All outstanding Awards that are subject to vesting based on the achievement of specified performance goals, and that are earned and outstanding as of the date the Change of Control is determined to have occurred, and for which the payout level has been determined, shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any remaining outstanding Awards that are subject to vesting based on the achievement of specified performance goals (including any applicable performance period) for which the payout level has not been determined shall be prorated based on actual results measured against the performance goals as of the Change of Control and shall be payable in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any existing deferrals or other restrictions not waived by the Administrator in its sole discretion shall remain in effect. With respect to a Change of Control that is a Company Transaction in which such Awards could be converted, assumed, substituted for or replaced by the Successor Company, such Awards shall terminate at the effective time of the Change of Control if and to the extent such Awards are not converted, assumed, substituted for or replaced by the Successor Company.
(iv)   Notwithstanding the foregoing, the Administrator, in its sole discretion, may instead provide in the event of a Change of Control that is a Company Transaction that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is a transaction that does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Administrator in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Administrator in its sole discretion) exceeds (B) if applicable, the respective aggregate exercise price or grant price for such Awards.
(v)   For the avoidance of doubt, nothing in this Section 12(c) requires all outstanding Awards to be treated similarly.
(d)   Outside Director Awards.   Awards granted to Outside Directors who remain in Service on the Board as of immediately prior to the effective time of a Change of Control will become fully vested and exercisable as of immediately prior to the effective time, provided the Outside Director signs and returns a joinder and release agreement comparable to (and not materially more onerous than) that required of the Company’s stockholders as part of the definitive agreement relating to the Change of Control.
(e)   Further Adjustment of Awards.   The Administrator will have the discretion to take additional action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but will not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.
(f)   No Limitations.   The grant of Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or Transfer all or any part of its business or assets.
(g)   Payment Conditions.   By accepting an Award under the Plan, each Participant agrees that if an Award is to be terminated in connection with a Change of Control in exchange for a payment in cash, securities or other property, a condition to receipt of any such payment is that the Participant execute an Award termination agreement providing for, among other things, (i) the Participant’s agreement and consent to (A) the amount of such consideration to be paid in respect of the Award and (B) the termination of the Award in exchange for such consideration, (ii) the Participant’s agreement to be bound by the indemnification, escrow, earn-out, holdback or similar arrangements contained in the definitive agreements relating to the Change of Control that are applicable to holders of Common Stock generally, (iii) a customary release of any and all claims the Participant may have, whether known, unknown or otherwise, arising from or relating to the Award and ownership of Company securities, including any claims relating to cash, equity or other compensation, (iv) the Participant’s agreement to keep all non-public information provided in connection with the Change of Control transaction confidential, and (v) other customary provisions.
(h)   Fractional Shares.   In the event of any adjustment in the number of shares covered by any Award, each such Award will cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment will be disregarded.
13.   Term of the Plan.   This Plan will expire 10 years after the original adoption of the Plan by the Board. The Administrator may not grant new Awards after the expiration of the Plan or the date the Plan is otherwise terminated. Stockholders of the Company must approve the Plan and any increase in the Share Reserve and ISO Limit not later than 12 months after the Plan, Share Reserve or ISO Limit increase, as applicable, is adopted by the Board.
14.   Amendment and Termination.
(a)   Plan Amendment, Suspension or Termination.   The Administrator may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it will deem advisable. No amendment will be effective absent stockholder approval if required by Applicable Law, including any amendment that would increase the Share Reserve or ISO Limit.
(b)   Award Amendment.   The Administrator may amend any Award at any time. However, the Administrator may not amend an Award in a manner that materially adversely impacts the rights of the

Participant holding that Award without the Participant’s written consent. A Participant will not be deemed to have been materially adversely impacted if, without the consent of the Participant, the Board amends an Award: (i) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (ii) to change the terms of an Incentive Stock Option to the extent such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (iii) to clarify the manner of exemption from, or to bring the Award into compliance with Section 409A, (iv) to correct clerical or typographical errors, or (v) to comply with other Applicable Laws.
15.   No Individual Rights.
(a)   No individual or Participant will have any claim to be granted any Award under the Plan. The Company has no obligation for uniformity of treatment of Participants under the Plan.
(b)   Nothing in the Plan or any Award will be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other service relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s Service relationship at any time, with or without cause.
16.   Conditions on Issuance of Shares.
(a)   The Company will have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all Applicable Laws.
(b)   The Company will be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any regulatory commission or agency the authority that legal counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock under those Awards.
(c)   As a condition to the receipt of Common Stock under the Plan, the Administrator may require the Participant to (i) make any representations or warranties required for compliance with Applicable Laws and (ii) undertake additional actions as necessary to comply with Applicable Laws.
(d)   The Company may issue shares of Common Stock on a noncertificated basis, including as digital assets located on a distributed ledger or blockchain, to the extent not prohibited by Applicable Law or the applicable rules of any stock exchange. The Company may require that any shares of Common Stock that are unvested or subject to transfer restrictions will be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Administrator.
17.   No Rights as a Stockholder.   Unless otherwise provided by the Administrator or in the Award Agreement or in a written employment, services or other agreement, no Participant will be deemed to be the holder of, or have any rights of a holder of, the shares of the Common Stock subject to an Award unless and until the date of issuance under the Plan of the shares that are the subject of such Award. No adjustment to an Award will be made for a dividend or other right for which the record date is prior to the date the shares of Common Stock are issued, except as provided in Section 12.
18.   Participants in Other Countries or Jurisdictions.   The Administrator may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Administrator has the authority to adopt Plan modifications, administrative procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees.
19.   No Trust or Fund.   The Plan is intended to constitute an “unfunded” plan. Nothing contained herein will require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant. No Participant will have any rights that are greater than those of a general unsecured creditor of the Company. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
20.   Successors.   All obligations of the Company under the Plan with respect to Awards will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company. The Plan and conditions of any Award will be binding on the Participant and the Participant’s estate, executor, any receiver or trustee in bankruptcy and any representative of Participant’s creditors.
21.   Severability.   If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision will be construed or deemed amended to conform to Applicable Laws. If any such provision cannot be so construed or deemed amended without, in the Administrator’s determination, materially altering the intent of the Plan or the Award, such provision will be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award will remain in full force and effect.
22.   Choice of Law and Venue.   The Plan, all Awards granted thereunder, and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the state of Texas without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the state of Texas.
23.   Legal Requirements.   The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to and intended to comply with all Applicable Laws.

APPENDIX A
DEFINITIONS
For purposes of the Plan:
“Acceleration Conditions” means the Participant signs, and does not revoke, the Company’s standard form of release of all claims so that it is effective not later than 60 days after the Termination of Service, resigns from all positions the Participant then holds with the Company, and otherwise complies with all continuing obligations to the Company.
“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.
“Admin Portal” means any third-party online stock plan administration portal used to document and administer the Plan and Awards granted hereunder.
“Administrator” has the meaning set forth in Section 3(a) of the Plan.
“Applicable Law” means the requirements relating to the administration of this Plan and the Awards granted hereunder under any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or cash-based award or other incentive payable in cash or in shares of Common Stock, as may be designated by the Administrator from time to time.
“Award Agreement” means the written document stating the terms of the Award.
“Board” means the Board of Directors of the Company.
“Cause,” unless otherwise defined in an Award Agreement or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means, with respect to a Participant, the occurrence of any of the following events: (a) such Participant’s commission of any felony; (b) such Participant’s commission of a crime involving fraud or dishonesty under the laws of the United States or any state thereof that are applicable to that Participant and which crime is reasonably likely to result in material adverse effects on the Company or a Related Company; (c) such Participant’s material violation of any contract or agreement between the Participant and the Company or a Related Company or material breach of any statutory duty owed to the Company or a Related Company; (d) such Participant’s unauthorized use or disclosure of the confidential information or trade secrets of the Company or a Related Company; or (e) such Participant’s gross misconduct that is reasonably likely to result in material adverse effects on the Company or a Related Company. The determination that a termination of the Participant is either for Cause or without Cause will be made by the Administrator, in its sole discretion. Any determination by the Administrator that a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect on any determination of the rights or obligations of the Company or such Participant for any other purpose.
“Change of Control,” unless the Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(a)   Any person or entity becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.

(b)   A Company Transaction.
However, the term Change of Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
In addition, a Change of Control will not be deemed to occur (i) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other entity or person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (ii) solely because the level of ownership held by any person or entity (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding. However, if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change of Control will be deemed to occur.
If necessary for compliance with Section 409A, no transaction will be a Change of Control unless it is also a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5).
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means a duly authorized committee of the Board that is structured to satisfy Applicable Laws for purposes of the actions being taken by that Committee.
“Common Stock” means the common stock, par value $0.001 per share, of the Company.
“Company” means Applied Optoelectronics, Inc., a Delaware corporation.
“Company Transaction” means:
(a)   a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction, or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(b)   a sale in one transaction or a series of transactions undertaken with a common purpose of more than 50% of the Company’s outstanding voting securities; or
(c)   a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to a person or entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale or other disposition.
“Disability,” unless otherwise defined by the Administrator for purposes of the Plan or in an Award Agreement or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform the Participant’s material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Administrator, each of whose determination will be conclusive and binding.
“Dividend Equivalent” means a credit, made at the discretion of the Administrator or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share represented by an Award held by such Participant. Dividend Equivalents will generally be subject to the same vesting restrictions as the related shares subject to the underlying Award. The Administrator may settle Dividend Equivalents in cash, shares of Common Stock, or a combination thereof.
“Effective Date” means the date the Plan is first approved by the stockholders.
“Eligible Person” means any person eligible to receive an Award as set forth in Section 5 of the Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means the per share fair market value of the Common Stock as established in good faith by the Administrator. In general, if the Common Stock is listed on an established stock exchange or national market system, the Administrator will use the closing sales price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Administrator using such methods or procedures as it may establish. If the Common Stock is not listed on a national stock exchange or national market system, the Administrator will determine Fair Market Value in a manner consistent with Sections 409A and 422 of the Code. However, in determining the value of a share for purposes of tax reporting purposes and such other purposes as determined by the Administrator, the Administrator may calculate Fair Market Value using the foregoing methods, the actual sales price in the transaction at issue (e.g., “sell to cover”), or such other value determined by the Company’s general counsel or principal financial officer in good faith in a manner that complies with applicable tax laws.
“Good Reason” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term as applicable to an Award and, in the absence of such agreement, such term means, with respect to a Participant, the Participant’s resignation from all positions he or she then-holds with the Company following: (i) a reduction in the Participant’s base salary of more than 10% or (ii) the required relocation of Participant’s primary work location to a facility that increases the Participant’s one-way commute by more than 50 miles, in either case, only if (x) Participant provides written notice to the Company’s Chief Executive Officer within 30 days following such event identifying the nature of the event, (y) the Company fails to cure such event within 30 days following receipt of such written notice and (z) Participant’s resignation is effective not later than 30 days thereafter.
“Grant Date” means the later of (a) the date on which the Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Administrator and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards will not defer the Grant Date.
“Incentive Stock Option” or “ISO” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.
“Nonqualified Stock Option,” “Nonstatutory Stock Option,” or “NSO” means an Option that does not qualify as an Incentive Stock Option.
“Option” means a right to purchase Common Stock granted under Section 7 of the Plan. Options are either Incentive Stock Options or Nonstatutory Stock Options.
“Outside Director” means a member of the Board who is not an employee of the Company or any Related Company.
“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.
“Performance Metrics” means performance objectives measuring achievement in earnings (including earnings per share or net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; environmental or climate impact; social good impact; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Administrator. Performance Metrics may be measured on an absolute basis or relative to a pre-established target, across or within Performance Periods, and, with respect to financial metrics, in accordance with or with deviations from either United States Generally Accepted Accounting Principles (“GAAP”) or International Accounting Standards Board (“IASB”) principles.
“Plan” means this Amended and Restated 2021 Equity Incentive Plan.
“Related Company” means any “parent” or “subsidiary” of the Company, as such terms are defined under Rule 405 of the Securities Act. The Administrator will determine status as a Related Company.
“Restricted Stock” means an Award of shares of Common Stock, either without payment of a purchase price (a “Restricted Stock Bonus Award”) or with payment of a purchase price (a “Restricted Stock Purchase Award”).
“Restricted Stock Unit” or “RSU” means an Award denominated in units of Common Stock that represents an unfunded, unsecured right to receive the Fair Market Value of one share of Common Stock for each unit subject to the Award in cash, Common Stock or other securities, on the date of vesting or settlement.
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
“Section 409A” means Section 409A of the Code.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Service” means there has not been a Termination of Service with respect to a Participant.
“Stock Appreciation Right” or “SAR” means a right to receive, in cash, shares of Common Stock or other securities, (i) the Fair Market Value per share of Common Stock on the date of exercise minus the grant price per share of Common Stock subject to the SAR, multiplied by (ii) the number of shares of Common Stock with respect to which the SAR is exercised.
“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.
“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.
“Termination of Service,” unless the Administrator determines otherwise with respect to an Award, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death or Disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service will be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Administrator, whose determination will be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company will not be considered a Termination of Service for purposes of an Award. Unless the Administrator determines otherwise, a Termination of Service will be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to an Outside Director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from an Outside Director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, will not be considered a Termination of Service.
“Transfer” means, as the context may require, (a) any sale, assignment, pledge (as collateral for a loan or as security for the performance of an obligation or for any other purpose), hypothecation, mortgage, encumbrance or other disposition, whether by contract, gift, will, intestate succession, operation of law or otherwise, of all or any part of an Award or shares issued thereunder, as applicable, (b) any transaction designed to give the stockholder essentially the same economic benefit as any of the foregoing, and (c) any verb equivalent of the foregoing.
“Vesting Commencement Date” means the Grant Date or such other date selected by the Administrator as the date from which an Award begins to vest.

APPENDIX B
NON-GAAP FINANCIAL MEASURES — NON-GAAP EBITDA
As discussed in this Proxy Statement, in 2024 we established annual cash incentive plan targets for achieving certain operational milestones, one of which was a specified target of non-GAAP EBITDA. Non-GAAP EBITDA is calculated as our GAAP operating income (loss) as defined under generally accepted account principles, excluding amortization of intangible assets, share-based compensation expense, non-recurring expenses (income), unrealized foreign exchange gain (loss), non-recurring tax expenses (benefits), expenses associated with discontinued products, non-cash expenses associated with discontinued products, depreciation expense, and interest income (expense), which are all required under GAAP.
AOI management uses these non-GAAP financial measures internally to understand, manage and evaluate the business and establish its operational goals, review its operations on a period-to-period basis, for compensation evaluations, to measure performance, and for budgeting and resource allocation. AOI management believes it is useful for the Company and investors to review, as applicable, both GAAP information and non-GAAP financial measures to help assess the performance of AOI’s continuing business and to evaluate AOI’s future prospects. These non-GAAP measures, when reviewed together with the GAAP financial information, provide additional transparency and information for comparison and analysis of operating performance and trends. These non-GAAP measures exclude certain items to facilitate management’s review of the comparability of our core operating results on a period-to-period basis. Because the Company’s non-GAAP financial measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be read only in conjunction with the Company’s consolidated financial results as presented in accordance with GAAP.
APPLIED OPTOELECTRONICS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands)
Twelve Months Ended December 31, 2024
Reconciliation of GAAP net loss attributable to Applied Optoelectronics, Inc. and non-GAAP EBITDA
GAAP Net Loss	$(194,022)
Share-based compensation expense	$14,790
Expense associated with discontinued products	$300
Non-cash expenses associated with discontinued products	$4,201
Amortization of intangible assets	$438
Non-recurring expense (income)	$121,521
Unrealized exchange loss (gain)	$591
Tax (benefit) expense related to the above	$—
Depreciation expense	$16,012
Interest (income) expense, net	$5,953
Non-GAAP EBITDA	$(30,216)

B-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION V61273-S07092 For Against Abstain ! ! ! ! ! ! APPLIED OPTOELECTRONICS, INC. ATTN: LEGAL DEPARTMENT 13139 JESS PIRTLE BLVD. SUGAR LAND, TX 77478 APPLIED OPTOELECTRONICS, INC. 1. To approve an amendment to Applied Optoelectronics, Inc.'s Amended and Restated 2021 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan by 2,000,000 shares and to increase certain annual limits on the value of awards that may be granted under the plan ("Proposal No. 1"). 2. To approve an adjournment of the Special Meeting if there are insufficient votes at the Special Meeting to approve Proposal No. 1. The Board of Directors recommends you vote FOR proposals 1 and 2. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [TBD], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [TBD], 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

V61274-S07092 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. APPLIED OPTOELECTRONICS, INC. Special Meeting of Stockholders [TBD], 2025 [TBD] A.M. Central Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Chih-Hsiang (Thompson) Lin and David Kuo, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of common stock of APPLIED OPTOELECTRONICS, INC. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at [TBD] A.M. Central Time on [TBD], 2025, at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR Proposals 1 and 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof. Continued and to be signed on reverse side PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION